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                               ANDREW CORPORATION

                                       To


                           BNY Midwest Trust Company,
                                   as Trustee

               ---------------------------------------------------


                                    INDENTURE


                                   Dated as of

                                 August 8, 2003


                ------------------------------------------------


                 3 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2013


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                                TABLE OF CONTENTS

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                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  DEFINITIONS..........................................................................1

                                    ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01.  DESIGNATION AMOUNT AND ISSUE OF SECURITIES..........................................10
Section 2.02.  FORM OF SECURITIES..................................................................11
Section 2.03.  DATE AND DENOMINATION OF SECURITIES; PAYMENTS OF INTEREST...........................12
Section 2.04.  EXECUTION OF SECURITIES.............................................................14
Section 2.05.  EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES; RESTRICTIONS ON TRANSFER.......14
Section 2.06.  MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.....................................19
Section 2.07.  TEMPORARY SECURITIES................................................................20
Section 2.08.  CANCELLATION OF SECURITIES..........................................................21
Section 2.09.  CUSIP NUMBERS.......................................................................21

                                    ARTICLE 3
                       PARTICULAR COVENANTS OF THE COMPANY

Section 3.01.  PAYMENT OF PRINCIPAL AND INTEREST...................................................21
Section 3.02.  MAINTENANCE OF OFFICE OR AGENCY.....................................................21
Section 3.03.  APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE..................................22
Section 3.04.  PROVISIONS AS TO PAYING AGENT.......................................................22
Section 3.05.  EXISTENCE...........................................................................23
Section 3.06.  MAINTENANCE OF PROPERTIES...........................................................24
Section 3.07.  PAYMENT OF TAXES AND OTHER CLAIMS...................................................24
Section 3.08.  RULE 144A INFORMATION REQUIREMENT...................................................24
Section 3.09.  STAY, EXTENSION AND USURY LAWS......................................................25
Section 3.10.  COMPLIANCE CERTIFICATE..............................................................25
Section 3.11.  ADDITIONAL INTEREST NOTICE..........................................................25

                                    ARTICLE 4
        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 4.01.  SECURITYHOLDERS' LISTS..............................................................26
Section 4.02.  PRESERVATION AND DISCLOSURE OF LISTS................................................26
Section 4.03.  REPORTS BY TRUSTEE..................................................................26
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Section 4.04.  REPORTS BY COMPANY..................................................................27

                                    ARTICLE 5
       REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON AN EVENT OF DEFAULT

Section 5.01.  EVENTS OF DEFAULT...................................................................27
Section 5.02.  PAYMENTS OF SECURITIES ON DEFAULT; SUIT THEREFOR....................................30
Section 5.03.  APPLICATION OF MONIES COLLECTED BY TRUSTEE..........................................31
Section 5.04.  PROCEEDINGS BY SECURITYHOLDER.......................................................32
Section 5.05.  PROCEEDINGS BY TRUSTEE..............................................................33
Section 5.06.  REMEDIES CUMULATIVE AND CONTINUING..................................................33
Section 5.07.  DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF SECURITYHOLDERS......34
Section 5.08.  NOTICE OF DEFAULTS..................................................................34
Section 5.09.  UNDERTAKING TO PAY COSTS............................................................34

                                    ARTICLE 6
                                   THE TRUSTEE

Section 6.01.  DUTIES AND RESPONSIBILITIES OF TRUSTEE..............................................35
Section 6.02.  RELIANCE ON DOCUMENTS, OPINIONS, ETC................................................37
Section 6.03.  NO RESPONSIBILITY FOR RECITALS, ETC.................................................38
Section 6.04.  TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN SECURITIES...........38
Section 6.05.  MONIES TO BE HELD IN TRUST..........................................................39
Section 6.06.  COMPENSATION AND EXPENSES OF TRUSTEE................................................39
Section 6.07.  OFFICERS' CERTIFICATE AS EVIDENCE...................................................40
Section 6.08.  CONFLICTING INTERESTS OF TRUSTEE....................................................40
Section 6.09.  ELIGIBILITY OF TRUSTEE..............................................................40
Section 6.10.  RESIGNATION OR REMOVAL OF TRUSTEE...................................................40
Section 6.11.  ACCEPTANCE BY SUCCESSOR TRUSTEE.....................................................42
Section 6.12.  SUCCESSION BY MERGER................................................................42
Section 6.13.  PREFERENTIAL COLLECTION OF CLAIMS...................................................43
Section 6.14.  TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY.............................43

                                    ARTICLE 7
                               THE SECURITYHOLDERS

Section 7.01.  ACTION BY SECURITYHOLDERS...........................................................44
Section 7.02.  PROOF OF EXECUTION BY SECURITYHOLDERS...............................................44
Section 7.03.  WHO ARE DEEMED ABSOLUTE OWNERS......................................................44
Section 7.04.  COMPANY-OWNED SECURITIES DISREGARDED................................................45
Section 7.05.  REVOCATION OF CONSENTS, FUTURE SECURITYHOLDERS BOUND................................45

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                                    ARTICLE 8
                           MEETINGS OF SECURITYHOLDERS

Section 8.01.  PURPOSE OF MEETINGS.................................................................46
Section 8.02.  CALL OF MEETINGS BY TRUSTEE.........................................................46
Section 8.03.  CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS......................................46
Section 8.04.  QUALIFICATIONS FOR VOTING...........................................................47
Section 8.05.  REGULATIONS.........................................................................47
Section 8.06.  VOTING..............................................................................48
Section 8.07.  NO DELAY OF RIGHTS BY MEETING.......................................................48

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

Section 9.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS..........................48
Section 9.02.  SUPPLEMENTAL INDENTURE WITH CONSENT OF SECURITYHOLDERS..............................50
Section 9.03.  EFFECT OF SUPPLEMENTAL INDENTURE....................................................51
Section 9.04.  NOTATION ON SECURITIES..............................................................51
Section 9.05.  EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO TRUSTEE.........52

                                   ARTICLE 10
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 10.01. COMPANY MAY CONSOLIDATE ON CERTAIN TERMS............................................52
Section 10.02. SUCCESSOR TO BE SUBSTITUTED.........................................................53
Section 10.03. OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE...........................................53

                                   ARTICLE 11
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 11.01. DISCHARGE OF INDENTURE..............................................................54
Section 11.02. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE.....................................54
Section 11.03. PAYING AGENT TO REPAY MONIES HELD...................................................55
Section 11.04. RETURN OF UNCLAIMED MONIES..........................................................55
Section 11.05. REINSTATEMENT.......................................................................55

                                   ARTICLE 12
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01. INDENTURE AND SECURITIES SOLELY CORPORATE OBLIGATIONS...............................55

                                   ARTICLE 13
                               GENERAL PROVISIONS

Section 13.01. PROVISIONS BINDING ON COMPANY'S SUCCESSORS..........................................56

                                       iii
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
Section 13.02. OFFICIAL ACTS BY SUCCESSOR CORPORATION..............................................56
Section 13.03. ADDRESSES FOR NOTICES, ETC..........................................................56
Section 13.04. GOVERNING LAW.......................................................................57
Section 13.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT, CERTIFICATES TO TRUSTEE...........57
Section 13.06. LEGAL HOLIDAYS......................................................................57
Section 13.07. TRUST INDENTURE ACT.................................................................57
Section 13.08. NO SECURITY INTEREST CREATED........................................................58
Section 13.09. BENEFITS OF INDENTURE...............................................................58
Section 13.10. TABLE OF CONTENTS, HEADINGS.........................................................58
Section 13.11. AUTHENTICATING AGENT................................................................58
Section 13.12. EXECUTION IN COUNTERPARTS...........................................................59
Section 13.13. SEVERABILITY........................................................................59

                                   ARTICLE 14
                     REDEMPTION AND REPURCHASE OF SECURITIES

Section 14.01. REDEMPTION OF SECURITIES............................................................59
Section 14.02. NOTICE OF OPTIONAL REDEMPTION; SELECTION OF SECURITIES..............................60
Section 14.03. PAYMENT OF SECURITIES CALLED FOR REDEMPTION BY THE COMPANY..........................62
Section 14.04. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.......................................63
Section 14.05. REPURCHASE AT OPTION OF SECURITYHOLDERS UPON A DESIGNATED EVENT.....................63
Section 14.06. REPURCHASE OF SECURITIES BY THE COMPANY AT OPTION OF THE SECURITYHOLDER.............67
Section 14.07. COMPANY REPURCHASE NOTICE...........................................................68
Section 14.08. EFFECT OF REPURCHASE NOTICE.........................................................69
Section 14.09. DEPOSIT OF REPURCHASE PRICE.........................................................70
Section 14.10. SECURITIES REPURCHASED IN PART......................................................71
Section 14.11. REPAYMENT TO THE COMPANY............................................................71

                                   ARTICLE 15
                            CONVERSION OF SECURITIES

Section 15.01. RIGHT TO CONVERT....................................................................71
Section 15.02. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION;
        NO ADJUSTMENT FOR INTEREST OR DIVIDENDS....................................................74
Section 15.03. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES..........................................77
Section 15.04. CONVERSION RATE.....................................................................77
Section 15.05. ADJUSTMENT OF CONVERSION RATE.......................................................77
Section 15.06. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE...........................88
Section 15.07. TAXES ON SHARES ISSUED..............................................................89
Section 15.08. RESERVATION OF SHARES, SHARES TO BE FULLY PAID; COMPLIANCE
        WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK....................................89

                                       iv
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
Section 15.09. RESPONSIBILITY OF TRUSTEE...........................................................90
Section 15.10. NOTICE TO SECURITYHOLDERS PRIOR TO CERTAIN ACTIONS..................................91
Section 15.11. SHAREHOLDER RIGHTS PLANS............................................................91
Section 15.12. TRANSFER RESTRICTIONS...............................................................92

                                   ARTICLE 16
                           SUBORDINATION OF SECURITIES

Section 16.01. AGREEMENT OF SUBORDINATION..........................................................92
Section 16.02. NO PAYMENTS TO SECURITYHOLDERS UPON DEFAULTS RELATING TO
        DESIGNATED SENIOR INDEBTEDNESS.............................................................93
Section 16.03. PAYMENTS OVER TO SENIOR INDEBTEDNESS UPON DISSOLUTION...............................94
Section 16.04. PRIOR PAYMENT OF SENIOR INDEBTEDNESS UPON ACCELERATION OF SECURITIES................95
Section 16.05. PAYMENT OVER TO SENIOR INDEBTEDNESS.................................................96
Section 16.06. SUBROGATION OF SECURITIES...........................................................96
Section 16.07. PAYMENT OBLIGATIONS UNCONDITIONAL...................................................97
Section 16.08. AUTHORIZATION TO EFFECT SUBORDINATION...............................................97
Section 16.09. NOTICE TO TRUSTEE...................................................................97
Section 16.10. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS...........................................98
Section 16.11. NO IMPAIRMENT OF SUBORDINATION......................................................99
Section 16.12. CERTAIN CONVERSIONS NOT DEEMED PAYMENT..............................................99
Section 16.13. SUBORDINATION APPLICABLE TO PAYING AGENTS...........................................99
Section 16.14. SENIOR INDEBTEDNESS ENTITLED TO RELY...............................................100
Section 16.15. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.....................100

Exhibit A Form of Security                                                                        A-1

                                        v
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                                    INDENTURE

     INDENTURE dated as of August 8, 2003 between Andrew Corporation, a Delaware corporation (hereinafter called the "COMPANY"), having its principal office at 10500 West 153rd Street, Orland Park, Illinois, 60462 and BNY Midwest Trust Company, an Illinois trust company, as trustee hereunder (hereinafter called the "TRUSTEE").

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 3 1/4% Convertible Subordinated Notes Due 2013 (hereinafter called the "SECURITIES"), in an aggregate principal amount not to exceed $240,000,000, and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized,

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Securities are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities (except as otherwise provided below), as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.01. DEFINITIONS. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. The words "HEREIN",

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"HEREOF", "HEREUNDER" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

     "ADDITIONAL INTEREST" has the meaning specified for "ADDITIONAL INTEREST AMOUNT" in Section 2(e) of the Registration Rights Agreement.

     "ADDITIONAL INTEREST NOTICE" has the meaning specified in Section 3.11.

     "ADJUSTMENT EVENT" has the meaning specified in Section 15.05(l).

     "AGENT MEMBERS" has the meaning specified in Section 2.05(b).

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

     "APPLICABLE STOCK PRICE" means, in respect of a conversion date, the average of the Closing Sale Prices per share of Common Stock over the five-Trading Day period starting the third Trading Day following such conversion date.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     "BUSINESS DAY" means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

     "CLOSING SALE PRICE" of the shares of Common Stock on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock are traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by the Nasdaq or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Company shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The

                                        2
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Closing Sale Price shall be determined without reference to extended or after hours trading.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.06, however, shares issuable on conversion of Securities shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value $.01) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; PROVIDED that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "COMPANY" means the corporation named as the "COMPANY" in the first paragraph of this Indenture, and, subject to the provisions of Article 10 and
Section 15.06, shall include its successors and assigns.

     "COMPANY REPURCHASE NOTICE" has the meaning specified in Section 14.07(b).

     "COMPANY REPURCHASE NOTICE DATE" has the meaning specified in Section 14.07(b).

     "CONVERSION PRICE" as of any day will equal $1,000 divided by the Conversion Rate as of such date.

     "CONVERSION RATE" has the meaning specified in Section 15.04.

     "CORPORATE TRUST OFFICE" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 2 N. LaSalle St., Suite 1020, Chicago IL

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60602, Attention: Corporate Trust Administration, or such other address as the
Trustee may designate from time to time by notice to the Securityholders (or such other address as such successor Trustee may designate from time to time by notice to the Securityholders and the Company).

     "CURRENT MARKET PRICE" has the meaning specified in Section 15.05(h).

     "CUSTODIAN" means BNY Midwest Trust Company, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

     "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

     "DEPOSITARY" means, the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Securities. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "DEPOSITARY" shall mean or include such successor.

     "DESIGNATED EVENT" shall mean (a) any Fundamental Change or (b) the Common Stock is neither listed for trading on a United States national securities exchange nor approved for trading on the Nasdaq National Market.

     "DESIGNATED EVENT NOTICE" has the meaning specified in Section 14.05(b).

     "DESIGNATED EVENT EXPIRATION TIME" has the meaning specified in Section 14.05(b).

     "DESIGNATED EVENT REPURCHASE DATE" has the meaning specified in Section 14.05(a).

     "DESIGNATED SENIOR INDEBTEDNESS" means (i) all obligations under the Senior Credit Facility, (ii) the Company's outstanding 9.52% Senior Notes due September 30, 2005; 6.60% Senior Notes, Series 2003-A, due November 14, 2003; 6.65% Senior Notes, Series 2003-B, due November 14, 2007 and 6.74% Senior Notes, Series 2003-C, due November 14, 2007 and (iii) any other Senior Indebtedness of the Company which, at the date of determination, is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

     "DETERMINATION DATE" has the meaning specified in Section 15.05(l).

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     "DISTRIBUTED SECURITIES" has the meaning specified in Section 15.05(d).

     "EVENT OF DEFAULT" means any event specified in Section 5.01 as an Event of Default.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

     "EX-DIVIDEND TIME" has the meaning specified in Section 15.01(e).

     "EXPIRATION TIME" has the meaning specified in Section 15.05(f).

     "FAIR MARKET VALUE" has the meaning specified in Section 15.05(h).

     "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitutes solely the right to receive consideration which is not all or substantially all common stock that is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved (or, upon consummation of or immediately following such transaction or event, which will be approved) for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

     "GLOBAL SECURITY" has the meaning specified in Section 2.02.

     "INDEBTEDNESS" means, with respect to any Person, and without duplication,
(a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Person in respect of overdrafts, foreign exchange contracts, commodity contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), the deferred purchase price of property, including conditional sale obligations and title retention agreements, other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services; (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances; (c) all obligations and liabilities (contingent or otherwise)

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in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property; (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guarantees or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d); (f) any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person; and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

     "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     "INTEREST" means, when used with reference to the Securities, any interest payable under the terms of the Securities, including Additional Interest, if any, payable under the terms of the Registration Rights Agreement.

     "NON-ELECTING SHARE" has the meaning specified in Section 15.06.

     "NOTICE DATE" means the date of mailing of the notice of redemption pursuant to Section 14.02.

     "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "VICE PRESIDENT") and the Treasurer or any Assistant Treasurer, or the Secretary or Assistant Secretary of the Company.

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     "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

     "OPTIONAL REDEMPTION" has the meaning specified in Section 14.02.

     "OUTSTANDING", when used with reference to Securities and subject to the provisions of Section 7.04, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

     (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or (ii) which shall have been otherwise discharged in accordance with Article 11;

     (c) Securities in lieu of which, or in substitution for which, other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.06; and

     (d) Securities converted into Common Stock pursuant to Article 15 and Securities deemed not outstanding pursuant to Article 14.

     "PERSON" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     "PORTAL MARKET" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security that it replaces.

     "PRINCIPAL VALUE CONVERSION" has the meaning set forth in Section 15.01.

     "PURCHASED SHARES" has the meaning specified in Section 15.05(f).

     "QIB" means a "QUALIFIED INSTITUTIONAL BUYER" as defined in Rule 144A.

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     "RECORD DATE" has the meaning specified in Section 2.03.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of August 8, 2003 among the Company and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Citicorp Global Markets Inc., as representatives of the Initial Purchasers, as amended from time to time in accordance with its terms.

     "REPRESENTATIVE" means (a) the indenture trustee or other trustee, agent or representative for holders of Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

     "REPURCHASE DATE" has the meaning specified in Section 14.06.

     "REPURCHASE NOTICE" has the meaning specified in Section 14.06.

     "RESPONSIBLE OFFICER" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of any familiarity with the particular subject.

     "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

     "RESTRICTED SECURITIES LEGEND" means the legend labeled as such set forth in Exhibit A hereto.

     "RULE 144A" means Rule 144A as promulgated under the Securities Act.

     "SECURITY" or "SECURITIES" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture, including any Global Security.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

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     "SECURITY REGISTER" has the meaning specified in Section 2.05.

     "SECURITY REGISTRAR" has the meaning specified in Section 2.05.

     "SECURITYHOLDER" as applied to any Security, or other similar terms, means any Person in whose name at the time a particular Security is registered on the Security Registrar's books.

     "SENIOR CREDIT FACILITY" means the Amended and Restated Credit Agreement, dated as of December 19, 2002, among Andrew Corporation, as borrower, Bank of America, N.A., as lender and administrative agent and the other financial institutions from time to time party thereto, as amended by a First Amendment dated as of June 30, 2003, and the Second Amendment dated August 4, 2003, together with the documents now or hereafter related thereto (including, without limitation, any guarantee agreements and any security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding the Company or any Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

     "SENIOR INDEBTEDNESS" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post petition interest is allowable as a claim in any such proceeding), and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, or guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing); PROVIDED that Senior Indebtedness shall not include (1) the Securities, (2) any Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness is "pari passu" with or " junior" to the Securities or (3) any obligation of the Company to any Subsidiary.

     "SIGNIFICANT SUBSIDIARY" means, as of any date of determination, a Subsidiary of the Company that would constitute a "SIGNIFICANT SUBSIDIARY" as such term is defined under Rule 1-02(w) of Regulation S-X of the Commission as in effect on the date of this Indenture.

     "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting

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power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

     "TRADING DAY" has the meaning specified in Section 15.05(h).

     "TRADING PRICE" means, on any date, the average of the secondary market bid quotations per $1,000 principal amount of Securities obtained by the Trustee for $10,000,000 principal amount of Securities at approximately 3:30 p.m., New York City time, on such date from three independent nationally recognized securities dealers selected by the Company; PROVIDED that if at least three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, one bid shall be used; PROVIDED FURTHER that if the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of Securities from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Securities shall be deemed to be less than 98% of the product of (a) the Conversion Rate and (b) the Closing Sale Price on such date.

     "TRIGGER EVENT" has the meaning specified in Section 15.05(d).

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections
9.03 and 15.06; PROVIDED that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     "TRUSTEE" means BNY Midwest Trust Company, an Illinois trust company, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                    ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

     Section 2.01. DESIGNATION AMOUNT AND ISSUE OF SECURITIES. The Securities shall be designated as "3 1/4% Convertible Subordinated Notes Due

2013". Securities not to exceed the aggregate principal amount of $240,000,000 (except pursuant to Sections 2.05, 2.06, 14.03, 14.05 and 15.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "VICE PRESIDENT"), the Treasurer or any Assistant Treasurer or the Secretary or Assistant Secretary, without any further action by the Company hereunder.

     Section 2.02. FORM OF SECURITIES. The Securities and the Trustee's certificate of authentication to be borne by such Securities shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Security attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradable on The Portal Market or as may be required for the Securities to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Securities are subject.

     So long as the Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by
Section 2.05(a), all of the Securities will be represented by one or more Securities in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL SECURITY"). The transfer and exchange of beneficial interests in any such Global Security shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(b), beneficial owners of a Global Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Security.

     Any Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Securities in accordance with this Indenture. Payment of principal of and Interest on any Global Security shall be made to the holder of such Security.

     Section 2.03. DATE AND DENOMINATION OF SECURITIES; PAYMENTS OF INTEREST. The Securities shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Security shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Security attached as Exhibit A hereto. Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The Person in whose name any Security (or its Predecessor Security) is registered on the Security Register at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, except that the interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the redemption date or the repurchase date, as the case may be, falls after a record date and on or prior to the corresponding interest payment date, in which case the semi-annual payment of interest becoming due on such interest payment date shall be payable to the Securityholders of such Securities registered as such on the applicable record date).

     Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, City of New York, which shall initially be an office or agency of the Trustee. The Company shall pay interest (i) on any Securities in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Security Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on aggregate principal in excess of $2 million) or (ii) on any Global Security by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "rECORD DATE" with respect to any interest payment date shall mean the February 1 or August 1 preceding the applicable February 15 or August 15 interest payment date, respectively.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any February 15 or August 15 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Securityholder on the relevant record date by virtue of his having been such Securityholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Securityholder at his address as it appears in the Security Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Section 2.04. EXECUTION OF SECURITIES. The Securities shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "VICE PRESIDENT") and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries or its Treasurer or any of its Assistant Treasurers (which may be printed engraved or otherwise reproduced thereon, by facsimile or otherwise) . Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Security attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 13.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Securityholder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company, and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     Section 2.05. EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES; RESTRICTIONS ON TRANSFER. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 3.02 being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may appoint one or more co-registrars in accordance with Section 3.02.

     Upon surrender for registration of transfer of any Security to the Security Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency maintained by the Company pursuant to Section 3.02. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     All Securities presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Security shall be duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge shall be made to any Securityholder for any registration of transfer or exchange of Securities, but the Company may require payment by the Securityholder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

     Neither the Company nor the Trustee nor any Security Registrar shall be required to exchange or register a transfer of (a) any Securities for a period of fifteen (15) days next preceding any selection of Securities to be redeemed,
(b) any Securities or portions thereof called for redemption pursuant to Section
14.02 (c) any Securities or portions thereof surrendered for conversion pursuant to Article 15, (d) any Securities or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 14.05 or (e) any Securities or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 14.06.

     (b)    The following provisions shall apply only to Global Securities:

              (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

              (ii) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof, unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor depositary has not been appointed by the Company within ninety days or (ii) has ceased to be a clearing agency registered under the Exchange Act and no successor clearing agency has been appointed by the Company within 90 days, (B) an Event of Default has occurred and is continuing or (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Securities represented by Global Securities. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Company. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; PROVIDED that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

              (iii) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

              (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply as the Trustee shall require of certificated Securities in definitive, fully registered form, without interest coupons.

              (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

              (vi) At such time as all interests in a Global Security have been redeemed, repurchased, converted, canceled or exchanged for Securities in certificated form, such Global Security shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Security is redeemed, repurchased, converted, canceled or exchanged for Securities in certificated form, the principal amount of such Global Security shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Security, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

     (c) Any certificate evidencing a Security (and all securities issued in exchange therefore or substitution thereof) shall bear the Restricted Securities Legend, unless (1) such Security has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, (2) such Security is eligible for resale pursuant to Rule 144(k) under the Securities Act (or any successor provision) or (3) otherwise agreed by the Company in writing, with written notice thereof to the Trustee.

     Every Security that bears or is required under this Section 2.05(c) to bear the Restricted Securities Legend (the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the Restricted Securities Legend) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Security holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

     Any Security (or Security issued in exchange or substitution therefor) as to which the conditions for removal of the Restricted Securities Legend have been satisfied may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the Restricted Securities Legend. If the Restricted Security surrendered for exchange is represented by a Global Security bearing the Restricted Securities Legend, the principal amount of the Global Security so legended shall be reduced by the appropriate principal amount and the principal amount of a Global Security without the Restricted Securities Legend shall be increased by an equal principal amount. If a Global Security without the Restricted Securities Legend is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver a Global Security without the Restricted Securities Legend to the Depositary.

     (d) Any Security issued upon the conversion of a Security that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Securities, as the case may be, no longer being "rESTRICTED SECURITIES" (as defined under Rule 144).

     (e) The Trustee shall have no responsibility or obligation to any Agent Members or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any Agent Member or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Securityholders and all payments to be made to Securityholders under the Securities shall be given or made only to or upon the order of the registered Securityholders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any

Global Security shall be exercised only through the Depository subject to the customary procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Agent Members.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members in any Global Indenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.06. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. In case any Security shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case, the applicant for a substituted Security shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Security and make available for delivery such Security. Upon the issuance of any substituted Security, the Company may require the payment by the Securityholder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption or has been tendered for repurchase upon a Designated Event (and not withdrawn) or has been surrendered for repurchase on a Repurchase Date (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Security), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent or conversion agent evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section
2.06 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Securities duly issued hereunder. To the extent permitted by law, all Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

     Section 2.07. TEMPORARY SECURITIES. Pending the preparation of Securities in certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Securities in certificated form and thereupon any or all temporary Securities may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 3.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of Securities in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in certificated form authenticated and delivered hereunder.

     Section 2.08. CANCELLATION OF SECURITIES. All Securities surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Security Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Securities in accordance with its customary procedures. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.09. CUSIP NUMBERS. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Company and the Trustee, as applicable, shall use "CUSIP" numbers in notices of redemption or repurchases as a convenience to Securityholders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or a repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE 3
                       PARTICULAR COVENANTS OF THE COMPANY

     Section 3.01. PAYMENT OF PRINCIPAL AND INTEREST. The Company will duly and punctually pay or cause to be paid the principal of and Interest, on each of the Securities (including the redemption price upon redemption or the repurchase price upon repurchase, in each case pursuant to Article 14), at the places, at the respective times and in the manner provided herein and in the Securities.

     Section 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain an office or agency in the Borough of Manhattan, the City of New York, where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the

Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the corporate trust office of the Trustee's New York agent in the Borough of Manhattan which office is located at BNY Midwest Trust Company, The Bank of New York, 101 Barclay Street, New York, NY 10286, Attention: Corporate Trust.

     The Company may also from time to time designate co-registrars and one or more offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates the Trustee as paying agent, Security Registrar, Custodian and conversion agent and each of the Corporate Trust Office and the office of agency of the Trustee in the Borough of Manhattan, shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

     So long as the Trustee is the Security Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 6.10(a) and the third paragraph of Section 6.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Securities it can identify from its records.

     Section 3.03. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 3.04. PROVISIONS AS TO PAYING AGENT. (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 3.04:

              (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities;

              (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of or Interest on the Securities when the same shall be due and payable; and

              (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

     The Company shall, on or before each due date of the principal of or Interest on the Securities, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal or Interest and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; PROVIDED that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or Interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or Interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Securities) to make any payment of the principal of or Interest on the Securities when the same shall become due and payable.

     (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

     (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

     The Trustee shall not be responsible for the actions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

     Section 3.05. EXISTENCE. Subject to Article 10, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); PROVIDED that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Securityholders.

     Section 3.06. MAINTENANCE OF PROPERTIES. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any subsidiary and not disadvantageous in any material respect to the Securityholders.

     Section 3.07. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Significant Subsidiary or upon the income, profits or property of the Company or any Significant Subsidiary, (ii) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Significant Subsidiary and (iii) all stamp taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange, conversion, redemption or repurchase of any Securities or with respect to this Indenture; PROVIDED that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its Subsidiaries taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 3.08. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Securities or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Securities or such Common Stock and it will take such further action as any holder or beneficial holder of such Securities or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Securities or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule

144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Securities or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     Section 3.09. STAY, EXTENSION AND USURY LAWS. The Company (to the extent that it may lawfully do so) shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or Interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 3.10. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company, a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

     The Company will promptly deliver to the Trustee, forthwith upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

     Any notice required to be given under this Section 3.10 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

     Section 3.11. ADDITIONAL INTEREST NOTICE. In the event that the Company is required to pay Additional Interest to holders of Securities pursuant to the Registration Rights Agreement, the Company will provide written notice ("ADDITIONAL INTEREST NOTICE") to the Trustee of its obligation to pay Additional Interest no later than fifteen (15) days prior to the proposed payment date for the Additional Interest, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Securities to determine the Additional Interest, or with respect to the nature, extent or calculation of the amount of Additional Interest when made, or with respect to the method employed in such calculation of the Additional Interest.

                                    ARTICLE 4
        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

     Section 4.01. SECURITYHOLDERS' LISTS. The Company will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) calendar days after each February 1 and August 1 in each year beginning with February 1, 2004, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Securities as of a date not more than fifteen (15) calendar days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Security Registrar.

     Section 4.02. PRESERVATION AND DISCLOSURE OF LISTS. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 4.01 or maintained by the Trustee in its capacity as Security Registrar or co-registrar in respect of the Securities, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

     (a) The rights of Securityholders to communicate with other holders of Securities with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (b) Every Securityholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Securityholders of Securities made pursuant to the Trust Indenture Act.

     Section 4.03. REPORTS BY TRUSTEE. (a) Within sixty (60) days after February 15 of each year commencing with the year 2004, the Trustee shall transmit to Securityholders of Securities such reports dated as of February 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act the Trustee shall be under no duty or obligation to provide such reports.

     (b) A copy of such report shall, at the time of such transmission to holders of Securities, be filed by the Trustee with each stock exchange and automated quotation system upon which the Securities are listed and with the Company. The Company will promptly notify the Trustee in writing when the Securities are listed on any stock exchange or automated quotation system or delisted therefrom.

     Section 4.04. REPORTS BY COMPANY. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Securities, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Securities are governed by such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

                                    ARTICLE 5
       REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON AN EVENT OF DEFAULT

     Section 5.01. EVENTS OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of the principal of any of the Securities as and when the same shall become due and payable either at maturity, in connection with any redemption or repurchase pursuant to Article 14, by acceleration or otherwise whether or not such payment is permitted under Article 16 hereof; or

     (b) default in the payment of any installment of Interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is permitted under Article 16 hereof; or

     (c) default in the Company's obligation to provide a Designated Event Notice upon a Designated Event as provided in Section 14.05; or

     (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or the Company and a Responsible Officer of the Trustee by the holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities at the time outstanding determined in accordance with Section 7.04; or

     (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or shall make a general assignment for the benefit of creditors, or shall fail to generally to pay its debts as they become due; or

     (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty
(60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 5.01(e) or 5.01(f)), unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Securities then outstanding hereunder determined in accordance with Section 7.04, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the principal of all the Securities and the Interest accrued and unpaid thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. If an Event of Default specified in Section 5.01(e) or 5.01(f) occurs, the principal of all the Securities and the Interest accrued and unpaid thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of Interest upon all Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest on overdue installments of Interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate set forth on the Securities for overdue payments of principal and Interest, to the date of such payment or deposit) and amounts due to the Trustee pursuant to
Section 6.06, and if any and all defaults under this Indenture, other than the nonpayment of principal of and accrued and unpaid Interest on Securities which shall have become due by acceleration, shall have been cured or waived pursuant to Section 5.07, then and in every such case the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

     The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, the Company, the holders of Securities, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Securityholders of Securities, and the Trustee shall continue as though no such proceeding had been taken.

     Section 5.02. PAYMENTS OF SECURITIES ON DEFAULT; SUIT THEREFOR. In case default shall be made in the payment of (a) any installment of Interest upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) the principal of any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities, in connection with any redemption or repurchase pursuant to Article 14, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal or Interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of Interest at the rate set forth on the Securities for overdue payments of principal and Interest and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 6.06. Until such demand by the Trustee, the Company may pay the principal of and Interest on the Securities to the registered Securityholders, whether or not the Securities are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and Interest owing and unpaid in respect of the Securities, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under
Section 6.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Securityholders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     Section 5.03. APPLICATION OF MONIES COLLECTED BY TRUSTEE. Any monies collected by the Trustee pursuant to this Article 5 shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.06;

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     SECOND: Subject to the provisions of Article 16, in case the principal of the outstanding Securities shall not have become due and be unpaid, to the payment of Interest on the Securities in default in the order of the maturity of the installments of such Interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of Interest at the rate set forth on the Securities for overdue payments of Interest, such payments to be made ratably to the Persons entitled thereto;

     THIRD: Subject to the provisions of Article 16, in case the principal of the outstanding Securities shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount then owing and unpaid upon the Securities for principal and Interest, with Interest on the overdue principal and (to the extent that such Interest has been collected by the Trustee) upon overdue installments of Interest at the rate set forth on the Securities for overdue payments of principal and Interest, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities, then to the payment of such principal and Interest without preference or priority of principal over Interest, or of Interest over principal or of any installment of Interest over any other installment of Interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid Interest; and

     FOURTH: Subject to the provisions of Article 16, to the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

     Section 5.04. PROCEEDINGS BY SECURITYHOLDER. No holder of any Security shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also holders of not less than twenty-five percent (25%) in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and Securityholder and the Trustee, that no one or more Securityholders shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other Securityholder, or to obtain or seek to

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obtain priority over or preference to any other Securityholder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Securityholders (except as otherwise provided herein). For the protection and enforcement of this Section 5.04, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Security, the right of any holder of any Security to receive payment of the principal of (including the redemption price upon redemption pursuant to Article
14), and accrued and unpaid Interest on such Security, on or after the respective due dates expressed in such Security or in the event of redemption, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Securityholder.

     Anything in this Indenture or the Securities to the contrary notwithstanding, the holder of any Security, without the consent of either the Trustee or the holder of any other Security, in its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

     Section 5.05. PROCEEDINGS BY TRUSTEE. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 5.06. REMEDIES CUMULATIVE AND CONTINUING. Except as provided in
Section 2.06, all powers and remedies given by this Article 5 to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 5.04, every power and remedy given by this Article 5 or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

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     Section 5.07. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY
OF SECURITYHOLDERS. The holders of a majority in aggregate principal amount of the Securities at the time outstanding determined in accordance with Section
7.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; PROVIDED that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction, (c) the Trustee may decline to take any action that would benefit some Securityholders to the detriment of other Securityholders and (d) the Trustee may decline to take any action that would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities at the time outstanding determined in accordance with Section 7.04 may, on behalf of the holders of all of the Securities, waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of Interest or the principal of the Securities, (ii) a failure by the Company to convert any Securities into Common Stock, (iii) a default in the payment of the redemption price pursuant to
Article 14, (iv) a default in the payment of the repurchase price pursuant to
Article 14 or (v) a default in respect of a covenant or provisions hereof which under Article 9 cannot be modified or amended without the consent of the holders of each or all Securities then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the Securityholders shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 5.08. NOTICE OF DEFAULTS. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has actual knowledge of the occurrence of a default, mail to all Securityholders, as the names and addresses of such Securityholders appear upon the Security Register, notice of all defaults actually known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; PROVIDED that except in the case of default in the payment of the principal of or Interest on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

     Section 5.09. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Securityholder by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the

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enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; PROVIDED that the provisions of this Section 5.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than ten percent in principal amount of the Securities at the time outstanding determined in accordance with
Section 7.04, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or Interest on any Security on or after the due date expressed in such Security or to any suit for the enforcement of the right to convert any Security in accordance with the provisions of
Article 15.

                                    ARTICLE 6
                                   THE TRUSTEE

     Section 6.01. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

              (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

              (ii) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the

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

     statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than 25% in principal amount of the Securities at the time outstanding determined as provided in Section 7.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

     (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

     (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Securities;

     (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred; and

     (g) the Trustee shall not be deemed to have knowledge of any Event of Default hereunder unless it shall have been notified in writing of such Event of Default by the Company or the holders of at least 10% in aggregate principal amount of the Securities.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

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

     Section 6.02. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 6.01:

     (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

     (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

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

     (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

     (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

     (j) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty;

     (k) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

     (l) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

     Section 6.03. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the accuracy or correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 6.04. TRUSTEE, PAYING AGENTS, CONVERSION AGENTS OR REGISTRAR MAY OWN SECURITIES. The Trustee, any paying agent, any conversion agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent, conversion agent or Security Registrar.

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

     Section 6.05. MONIES TO BE HELD IN TRUST. Subject to the provisions of
Section 11.04, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

     Section 6.06. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from the Trustee's own negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct, recklessness or bad faith on the part of the Trustee or such officers, directors, employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, any Securityholder or any other Person) of liability in connection with the exercise or performance of any of its or their powers or duties hereunder. The obligations of the Company under this Section 6.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances, shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such except funds held in trust for the benefit of the holders of particular Securities. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 5.01(e) or
Section 5.01(f) with respect to the Company occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

                                       39
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     Section 6.07. OFFICERS' CERTIFICATE AS EVIDENCE. Except as otherwise provided in Section 6.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

     Section 6.08. CONFLICTING INTERESTS OF TRUSTEE. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall (i) eliminate such conflicting interest within 90 days, (ii) apply to the Commission for permission to continue as trustee hereunder or (iii) resign, in each case to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 6.09. ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 6.10. RESIGNATION OR REMOVAL OF TRUSTEE.

     (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the Securityholders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Securityholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Securityholder who has been a bona fide Securityholder for at least six (6) months may, subject to the provisions of
Section 5.09, on behalf of
himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b)    In case at any time any of the following shall occur:

              (i) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide Securityholder for at least six (6) months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

              (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide Securityholder for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; PROVIDED that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Securityholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Securityholder, or if such Trustee so removed or any Securityholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 6.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

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     (d)    Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     (e) Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 6.06 shall continue for the benefit of the retiring Trustee.

     Section 6.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Securities, to secure any amounts then due it pursuant to the provisions of Section 6.06.

     No successor trustee shall accept appointment as provided in this Section
6.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 6.08 and be eligible under the provisions of Section 6.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 6.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the Securityholders at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within ten
(10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 6.12. SUCCESSION BY MERGER. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of

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the corporate trust business of the Trustee (including any trust created by this
Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, PROVIDED that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Securities in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Securities or in this Indenture; PROVIDED that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 6.13. PREFERENTIAL COLLECTION OF CLAIMS. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

     Section 6.14. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Securityholders or holders of Senior Indebtedness under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three (3) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                    ARTICLE 7
                               THE SECURITYHOLDERS

     Section 7.01. ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Securityholders voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of
Article 8, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders. Whenever the Company or the Trustee solicits the taking of any action by the Securityholders, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining Securityholders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

     Section 7.02. PROOF OF EXECUTION BY SECURITYHOLDERS. Subject to the provisions of Sections 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the registry of such Securities or by a certificate of the Security Registrar.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

     Section 7.03. WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee, any paying agent, any conversion agent and any Security Registrar may deem the Person in whose name such Security shall be registered upon the Security Register to be, and may treat it as, the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Security Registrar) for the purpose of receiving payment of or on account of the principal of and Interest on such Security, for conversion of such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Security Registrar shall be affected by any notice to the contrary. All such payments so made to any Securityholder for the time being, or upon his order, shall be valid, and, to the

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extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Security.

     Section 7.04. COMPANY-OWNED SECURITIES DISREGARDED. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or any Affiliate of the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; PROVIDED that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Securities which a Responsible Officer actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company, any other obligor on the Securities or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 6.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

     Section 7.05. REVOCATION OF CONSENTS, FUTURE SECURITYHOLDERS BOUND. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such Securityholder and upon all future Securityholders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                    ARTICLE 8
                           MEETINGS OF SECURITYHOLDERS

     Section 8.01. PURPOSE OF MEETINGS. A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this
Article 8 for any of the following purposes:

              (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article 5;

              (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 6;

              (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

              (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

     Section 8.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 7.01, shall be mailed to Securityholders at their addresses as they shall appear on the Security Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

     Any meeting of Securityholders shall be valid without notice if the holders of all Securities then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 8.03. CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent (10%) in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of

Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

     Section 8.04. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Securities on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 8.05. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 7.04, at any meeting each Securityholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; PROVIDED that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 8.06. VOTING. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or of their representatives by proxy and the outstanding principal amount of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 8.07. NO DELAY OF RIGHTS BY MEETING. Nothing contained in this
Article 8 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

     Section 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

     (a) make provision with respect to the conversion rights of the Securityholders pursuant to the requirements of Section 15.06 and the repurchase obligations of the Company pursuant to the requirements of Section 14.05(e);

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

     (b) subject to Article 16, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities, any property or assets;

     (c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 10;

     (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

     (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

     (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not materially adversely affect the interests of the Securityholders;

     (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

     (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

     Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, PROVIDED that the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

     Notwithstanding any other provision of the Indenture or the Securities, the Registration Rights Agreement and the obligation to pay Additional Interest thereunder may only be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

     Section 9.02. SUPPLEMENTAL INDENTURE WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article 7) of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Securityholders; PROVIDED that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of Interest thereon, or reduce the principal amount thereof or reduce any amount payable on redemption or repurchase thereof, or change the obligation of the Company to redeem any Security on a redemption date in a manner adverse to the Securityholders, or change the obligation of the Company to repurchase any Security at the option of a Securityholder on a Repurchase Date in a manner adverse to the Securityholders, or change the obligation of the Company to repurchase any Security upon the happening of a Designated Event in a manner adverse to the Securityholders, or impair the right of any Securityholder to institute suit for the payment thereof, or make the principal thereof or Interest payable in any coin or currency other than that provided in the Securities, or impair the right to convert the Securities into Common Stock or reduce the number of shares of Common Stock or any other property receivable by a Securityholder upon conversion subject to the terms set forth herein, including Section 15.06, or modify the provisions of this Indenture with respect to the subordination of Securities in a manner adverse to the Securityholders in any material respect, in each case, without the consent of the holder of each Security so affected, or modify any of the provisions of this Section 9.02 or Section 5.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Security so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in
Section 3.02, or reduce the quorum or voting requirements set forth in Article 8 or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities then outstanding.

     Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 9.03. EFFECT OF SUPPLEMENTAL INDENTURE. Any supplemental indenture executed pursuant to the provisions of this Article 9 shall comply with the Trust Indenture Act, as then in effect, PROVIDED that this Section 9.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 9, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Securityholders shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 9.04. NOTATION ON SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 9 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 13.11) and delivered in exchange for the Securities then outstanding, upon surrender of such Securities then outstanding.

     Section 9.05. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TO TRUSTEE. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 9 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 10
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     Section 10.01. COMPANY MAY CONSOLIDATE ON CERTAIN TERMS. Subject to the provisions of Section 10.02, the Company shall not consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company sell, convey, transfer or lease the property and assets of the Company substantially as an entirety, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or transferee Person is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and Interest on all of the Securities, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form and substance to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company and other than a Person who is a successor to the Company's obligations hereunder and under the Security by operation of law) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.06; (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and (iv) the Company shall have delivered to the Trustee an Officers

Certificate and an Opinion of Counsel each stating that the transaction complies with the requirements of this Section 10.01.

     Section 10.02. SUCCESSOR TO BE SUBSTITUTED. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and Interest on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Andrew Corporation any or all of the Securities, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Person named as the "COMPANY" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 10 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Securities and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Section 10.03. OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 10.

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

                                   ARTICLE 11
                     SATISFACTION AND DISCHARGE OF INDENTURE

     Section 11.01. DISCHARGE OF INDENTURE. When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities that have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, $US funds sufficient to pay at maturity or upon redemption of all of the Securities (other than any Securities that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and Interest due or to become due to such date of maturity or redemption date, as the case may be, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, including without limitation sums payable to the Trustee for its costs and expenses, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Securities, (ii) rights hereunder of Securityholders to receive payments of principal of and Interest on, the Securities and the other rights, duties and obligations of Securityholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 13.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

     Section 11.02. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE. Subject to
Section 11.04 and the subordination provisions in Article 16, all monies deposited with the Trustee pursuant to Section 11.01, shall be held in trust for the sole benefit of the Securityholders, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such monies have been

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

deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

     Section 11.03. PAYING AGENT TO REPAY MONIES HELD. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Securities (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     Section 11.04. RETURN OF UNCLAIMED MONIES. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of Interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of Interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Securities shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

     Section 11.05. REINSTATEMENT. If the Trustee or the paying agent is unable to apply any money in accordance with Section 11.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 11.02; PROVIDED that if the Company makes any payment of Interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Trustee or paying agent.

                                   ARTICLE 12
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     Section 12.01. INDENTURE AND SECURITIES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of, or Interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                   ARTICLE 13
                               GENERAL PROVISIONS

     Section 13.01. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     Section 13.02. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

     Section 13.03. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Securityholders on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: to Andrew Corporation, 10500 W. 153rd Street, Orland Park, Illinois 60462 USA, Telecopier
No.: (708)-349-5287, Attention: Treasurer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows: BNY Midwest Trust Company, 2 N. LaSalle St., Suite 1020, Chicago IL 60602 Attention:
Corporate Trust Administration, with a copy to The Bank of New York, 101 Barclay Street, New York NY 10286, Attention: Corporate Trust Administration.

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Security Register and shall be sufficiently given to him if so mailed within the time prescribed.

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

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 13.04. GOVERNING LAW. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

     Section 13.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT, CERTIFICATES TO TRUSTEE. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 13.06. LEGAL HOLIDAYS. In any case in which the date of maturity of interest on or principal of the Securities, the redemption date or the repurchase date of any Security will not be a Business Day, then payment of such interest on or principal of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity, the redemption date or the repurchase date, and no interest shall accrue for the period from and after such date.

     Section 13.07. TRUST INDENTURE ACT. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; PROVIDED that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Securities issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the

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

Trust Indenture Act as now in effect or as hereafter amended or modified; PROVIDED FURTHER that this Section 13.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

     Section 13.08. NO SECURITY INTEREST CREATED. Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

     Section 13.09. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Security Registrar and their successors hereunder and the Securityholders any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 13.10. TABLE OF CONTENTS, HEADINGS. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 13.11. AUTHENTICATING AGENT. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Securities in connection with the original issuance thereof and transfers and exchanges of Securities hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 14.03 and 14.05, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Securities. For all purposes of this Indenture, the authentication and delivery of Securities by the authenticating agent shall be deemed to be authentication and delivery of such Securities "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Securities for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 6.09.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from

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any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 13.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Securityholders as the names and addresses of such Securityholders appear on the Security Register.

     The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

     The provisions of Sections 6.02, 6.03, 6.04 and 7.03 and this Section 13.11 shall be applicable to any authenticating agent.

     Section 13.12. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 13.13. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE 14
                     REDEMPTION AND REPURCHASE OF SECURITIES

     Section 14.01. REDEMPTION OF SECURITIES. The Company may not redeem any Securities prior to August 20, 2008. At any time on or after August 20, 2008 and prior to maturity, the Securities may be redeemed at the option of the Company, in whole or in part, upon notice as set forth in Section 14.02, at a

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

redemption price equal to 100% of the principal amount of the Securities being redeemed, together with accrued and unpaid Interest, if any, to, but excluding, the date fixed for redemption; PROVIDED that if the redemption date falls after a record date and on or prior to the corresponding interest payment date, then the Interest payable on such interest payment date shall be paid to the holders of record of such Securities on the applicable record date instead of the holders surrendering such Securities for redemption on such date.

     Section 14.02. NOTICE OF OPTIONAL REDEMPTION; SELECTION OF SECURITIES. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities pursuant to Section 14.01, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption not fewer than thirty (30) nor more than sixty (60) days prior to the redemption date to each Securityholder to be redeemed as a whole or in part at its last address as the same appears on the Security Register; PROVIDED that if the Company shall give such notice, it shall also give written notice of the redemption date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security. Concurrently with the mailing of any such notice of redemption, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the redemption notice or any of the proceedings for the redemption of any Security called for redemption.

     Each such notice of redemption shall specify the aggregate principal amount of Securities to be redeemed, the CUSIP number or numbers of the Securities being redeemed, the date fixed for redemption (which shall be a Business Day), the redemption price at which Securities are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that Interest accrued and unpaid to the date fixed for redemption will be paid as specified in said notice, and that on and after said date Interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Securities or portions thereof into Common Stock will expire. If fewer than all the Securities are to be redeemed, the notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any). In case any Security is to be redeemed in part only, the notice

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

of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

     Prior to 10:00 a.m. (New York City time) on the redemption date specified in the notice of redemption given as provided in this Section 14.02, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money in immediately available funds sufficient to redeem all the Securities (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued and unpaid Interest to, but excluding, the redemption date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section 14.02 in excess of amounts required hereunder to pay the redemption price and accrued and unpaid Interest to, but excluding, the redemption date. If any Security called for redemption is converted pursuant hereto prior to such redemption date, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Securities are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five
(45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Securities to be redeemed.

     If less than all of the outstanding Securities are to be redeemed, the Trustee shall select the Securities or portions of the Global Security or the Securities in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Security selected for partial redemption is submitted for conversion in part after such selection, the portion of such Security submitted for conversion shall be deemed (so far as may be possible) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is submitted for conversion in part before the mailing of the notice of redemption.

     Upon any redemption of less than all of the outstanding Securities, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Securities as are unconverted and outstanding at the time of redemption, treat as outstanding any Securities surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a

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notice of redemption and may (but need not) treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

     Section 14.03. PAYMENT OF SECURITIES CALLED FOR REDEMPTION BY THE COMPANY. If notice of redemption has been given as provided in Section 14.02, the Securities or portion of Securities with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date fixed for redemption and at the place or places stated in such notice at the applicable redemption price, together with Interest accrued and unpaid to (but excluding) the redemption date, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with Interest accrued and unpaid to said date) Interest on the Securities or portion of Securities so called for redemption shall cease to accrue and, after the close of business on the Business Day immediately preceding the redemption date (unless the Company shall default in the payment of such Securities at the redemption price, together with Interest accrued and unpaid to said date) such Securities shall cease to be convertible into Common Stock and, except as provided in Section 6.05 and
Section 11.04, to be entitled to any benefit or security under this Indenture, and the Securityholders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid Interest to (but excluding) the redemption date. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with Interest accrued and unpaid thereon to, but excluding, the redemption date; PROVIDED that if the redemption date falls after a record date and on or prior to the corresponding interest payment date, then the Interest payable on such interest payment date shall be paid to the holders of record of such Securities on the applicable record date instead of the holders surrendering such Securities for redemption on such date.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Securities so presented.

     Notwithstanding the foregoing, the Trustee shall not redeem any Securities or mail any notice of redemption during the continuance of a default in payment of Interest on the Securities, of which the Trustee has knowledge or has received notice as provided in this Indenture. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the redemption date at a rate equal to rate set forth in the Security for overdue payments of principal and such Security

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

shall remain convertible into Common Stock until the principal and Interest shall have been paid or duly provided for.

     Section 14.04. CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment banks or other purchasers to purchase such Securities by paying to the Trustee in trust for the Securityholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with Interest accrued to, but excluding, the date fixed for redemption, of such Securities. Notwithstanding anything to the contrary contained in this Article 14, the obligation of the Company to pay the redemption price of such Securities, together with Interest accrued to, but excluding, the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the date fixed for redemption, any Securities not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Securityholders and (notwithstanding anything to the contrary contained in Article 15) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

     Section 14.05. REPURCHASE AT OPTION OF SECURITYHOLDERS UPON A DESIGNATED EVENT. (a) If there shall occur a Designated Event at any time prior to maturity of the Securities, then each Securityholder shall have the right, at such Securityholder's option, to require the Company to repurchase all of such Securityholder's Securities, or any portion thereof that is a multiple of $1,000 principal amount, as of the date (the "DESIGNATED EVENT REPURCHASE DATE") specified by the Company that is not less than twenty (20) Business Days and not more than thirty-five (35) Business Days after the date of the Designated Event Notice (as defined in Section 14.05(b)) with respect to such Designated Event at a repurchase price equal to 100% of the principal amount thereof, together with accrued and unpaid Interest to, but excluding, the Designated Event Repurchase Date; PROVIDED that if such Designated Event Repurchase Date falls after a record date and on or prior to the corresponding interest payment date, then the interest payable on such interest payment date shall be paid to the holders of record of the Securities on the applicable record date instead of the holders surrendering the

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

Securities for repurchase on such date. Repurchases of Securities under this
Section 14.05 shall be made, at the option of the holder thereof, upon:

              (i) delivery to the Trustee (or other paying agent appointed by the Company) by a Securityholder of a duly completed notice (the "DESIGNATED EVENT REPURCHASE NOTICE") in the form set forth on the reverse of the Security prior to the close of business on the Designated Event Repurchase Date; and

              (ii) delivery or book-entry transfer of the Securities to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the Designated Event Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) in the Borough of Manhattan as provided in Section 3.02, such delivery being a condition to receipt by the Securityholder of the repurchase price therefor; PROVIDED that such repurchase price shall be so paid pursuant to this Section 14.05 only if the Security so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Designated Event Repurchase Notice.

     The Company shall purchase from the Securityholder, pursuant to this
Section 14.05, a portion of a Security, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 14.05 shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Designated Event Repurchase Date and the time of the book entry transfer or delivery of the Security.

     Notwithstanding anything herein to the contrary, any Securityholder delivering to the Trustee (or other paying agent appointed by the Company) the Designated Event Repurchase Notice contemplated by this Section 14.05 shall have the right to withdraw such Designated Event Repurchase Notice at any time prior to the close of business on the Designated Event Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section 14.05(c) below.

     The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Designated Event Repurchase Notice or written notice of withdrawal thereof.

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

     (b) On or before the fifteenth day after the occurrence of a Designated Event, the Company or at its written request (which must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below, unless the Trustee shall agree in writing to a shorter period), the Trustee, in the name of and at the expense of the Company, shall mail or cause to be mailed to all holders of record on the date of the Designated Event a notice (the "DESIGNATED EVENT NOTICE") of the occurrence of such Designated Event and of the repurchase right at the option of the Securityholders arising as a result thereof. Such mailing shall be by first class mail. If the Company shall give such notice, the Company shall also deliver a copy of the Designated Event Company Notice to the Trustee at such time as it is mailed to Securityholders. Concurrently with the mailing of any Designated Event Notice, the Company shall issue a press release announcing such Designated Event referred to in the Designated Event Notice, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Designated Event Notice or any proceedings for the repurchase of any Security which any Securityholder may elect to have the Company repurchase as provided in this Section 14.05.

     Each Designated Event Notice shall specify the circumstances constituting the Designated Event, the Designated Event Repurchase Date, the price at which the Company shall be obligated to repurchase Securities, that the Securityholder must exercise the repurchase right on or prior to the close of business on the Designated Event Repurchase Date (the "DESIGNATED EVENT EXPIRATION TIME"), that the Securityholder shall have the right to withdraw any Securities surrendered prior to the Designated Event Expiration Time, a description of the procedure which a Securityholder must follow to exercise such repurchase right and to withdraw any surrendered Securities, the place or places where the Securityholder is to surrender such Securityholder's Securities, the amount of Interest accrued and unpaid on each Security to the Designated Event Repurchase Date and the CUSIP number or numbers of the Securities (if then generally in use) and include a form of Designated Event Repurchase Notice.

     No failure of the Company to give the foregoing notices and no defect therein shall limit the Securityholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Securities pursuant to this Section 14.05.

     (c) A Designated Event Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee (or other paying agent appointed by the Company) in accordance with the Designated Event Repurchase Notice at any time prior to the close of business on the Designated Event Repurchase Date, specifying:

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              (i)    the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Security in respect of which such notice of withdrawal is being submitted is represented by a Global Security,

              (ii) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

              (iii) the principal amount, if any, of such Security which remains subject to the original Designated Event Repurchase Notice and which has been or will be delivered for purchase by the Company.

     (d) Prior to 10:00 a.m. (New York City time) on the Designated Event Repurchase Date, the Company will deposit with the Trustee (or other paying agent appointed by the Company or if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to repurchase on the Designated Event Repurchase Date all the Securities to be repurchased on such date at the appropriate repurchase price, together with accrued and unpaid Interest to, but excluding, the Designated Event Repurchase Date. Subject to receipt of funds by the Trustee (or other paying agent appointed by the Company), payment for Securities surrendered for repurchase (and not withdrawn) prior to the Designated Event Expiration Time will be made promptly (but in no event more than five (5) Business Days) following the later of (x) the Designated Event Repurchase Date with respect to such Security (PROVIDED the Securityholder has satisfied the conditions in this Section 14.05) and (y) the time of delivery of such Security to the Trustee (or other paying agent appointed by the Company) by the Securityholder thereof in the manner required by this Section 14.05) by mailing checks for the amount payable to the Securityholders entitled thereto as they shall appear in the Security Register.

     If the Trustee (or other paying agent appointed by the Company) holds money sufficient to repurchase on the Designated Event Repurchase Date all the Securities or portions thereof that are to be purchased as of the Designated Event Repurchase Date, then as of the Designated Event Repurchase Date: (i) the Securities will cease to be outstanding, (ii) Interest on the Securities will cease to accrue, and (iii) all other rights of the holders of such Securities will terminate, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Trustee or paying agent, other than the right to receive the repurchase price upon delivery of the Securities.

     (e) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which

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includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Indenture and the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Securityholders to cause the Company to repurchase the Securities following a Designated Event, including without limitation the applicable provisions of this Section 14.05 and the definitions of Common Stock and Designated Event, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company).

     (f) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the Securityholders in the event of a Designated Event.

     Section 14.06. REPURCHASE OF SECURITIES BY THE COMPANY AT OPTION OF THE SECURITYHOLDER. Securities shall be purchased by the Company pursuant to the terms of the Securities at the option of the Securityholder on August 15, 2008 (the "REPURCHASE DATE"), at a repurchase price of 100% of the principal amount, plus any accrued and unpaid Interest to, but excluding, the Repurchase Date, subject to the provisions of Section 14.07; PROVIDED that no Securities may be repurchased by the Company pursuant to this Section 14.06 if the principal amount of the Securities has been accelerated and such acceleration has not been rescinded on or prior to the Repurchase Date. Repurchases of Securities under this Section 14.06 shall be made, at the option of the Securityholder thereof, upon:

     (a) delivery to the Trustee (or other paying agent appointed by the Company) by a Securityholder of a duly completed notice (the "REPURCHASE NOTICE") in the form set forth on the reverse of the Security during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date until the close of business on the Repurchase Date; and

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     (b)    delivery or book-entry transfer of the Securities to the Trustee (or other paying agent appointed by the Company) at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other paying agent appointed by the Company) in the Borough of Manhattan as provided in Section 3.02, such delivery being a condition to receipt by the Securityholder of the repurchase price therefor; PROVIDED that such repurchase price shall be so paid pursuant to this Section
14.06 only if the Security so delivered to the Trustee (or other paying agent appointed by the Company) shall conform in all respects to the description thereof in the related Repurchase Notice.

     The Company shall purchase from the Securityholder thereof, pursuant to this Section 14.06, a portion of a Security, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 14.06 shall be consummated by the delivery of the consideration to be received by the Securityholder promptly following the later of the Repurchase Date and the time of the book-entry transfer or delivery of the Security.

     Notwithstanding anything herein to the contrary, any Securityholder delivering to the Trustee (or other paying agent appointed by the Company) the Repurchase Notice contemplated by this Section 14.06 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee (or other paying agent appointed by the Company) in accordance with Section 14.08.

     The Trustee (or other paying agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

     Section 14.07. COMPANY REPURCHASE NOTICE.

     (a)    The Securities to be repurchased on the Repurchase Date pursuant to
Section 14.06 will be paid for in cash.

     At least three Business Days before the Company Repurchase Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

              (i) the information required by Section 14.07(b) in the Company Repurchase Notice, and

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              (ii)  whether the Company desires the Trustee to give the Company
     Repurchase Notice required by Section 14.07(b).

     (b) Unless the Company has elected to redeem all of the Securities on or before the Repurchase Date in accordance with Section 14.01, the Company shall, no less than 20 Business Days prior to the Repurchase Date (the "COMPANY REPURCHASE NOTICE DATE"), give notice to Securityholders at their addresses shown in the Security Register setting forth information specified in this
Section 14.07(b) (the "COMPANY REPURCHASE NOTICE"). The Company will also give notice to beneficial owners as required by applicable law.

     The Company Repurchase Notice shall:

              (1) state the repurchase price and the Repurchase Date to which the Company Repurchase Notice relates;

              (2)   include a form of Repurchase Notice;

              (3) state the name and address of the Trustee (or other paying agent or conversion agent appointed by the Company);

              (4) state that Securities must be surrendered to the Trustee (or other paying agent appointed by the Company) to collect the repurchase price;

              (5) if the Securities are then convertible, state that Securities as to which a Repurchase Notice has been given may be converted only if the Repurchase Notice is withdrawn in accordance with the terms of this Indenture; and

              (6)   state the CUSIP number of the Securities.

The Company Repurchase Notice may be given by the Company or, at the Company's request, the Trustee shall give such Company Repurchase Notice in the Company's name and at the Company's expense.

     (c) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act (including, without limitation, filing a Schedule TO or other schedule) to the extent then applicable in connection with the repurchase rights of the Securityholders.

     Section 14.08. EFFECT OF REPURCHASE NOTICE. Upon receipt by the Trustee (or other paying agent appointed by the Company) of the Repurchase Notice specified in Section 14.06, the holder of the Security in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is validly withdrawn) thereafter be entitled to receive solely the repurchase price with

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respect to such Security. Such repurchase price shall be paid to such
Securityholder, subject to receipt of funds and/or Securities by the Trustee (or other paying agent appointed by the Company), promptly following the later of
(x) the Repurchase Date (PROVIDED the Securityholder has satisfied the conditions in Section 14.06) and (y) the time of delivery of such Security to the Trustee (or other paying agent appointed by the Company) by the Securityholder thereof in the manner required by Section 14.06. Securities in respect of which a Repurchase Notice has been given by the Securityholder thereof may not be converted pursuant to Article 15 hereof on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

     A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Trustee (or other paying agent appointed by the Company) in accordance with the Repurchase Notice at any time prior to the close of business on the Repurchase Date, specifying:

     (a) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Security in respect of which such notice of withdrawal is being submitted is represented by a Global Security,

     (b) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

     (c) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

     Section 14.09. DEPOSIT OF REPURCHASE PRICE. (a) Prior to 10:00 a.m. (New York City Time) on the Business Day immediately following the Repurchase Date, the Company shall deposit with the Trustee (or other paying agent appointed by the Company, or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the paying agent, shall segregate and hold in trust as provided in Section 3.04) an amount of cash (in immediately available funds if deposited on such Business Day), sufficient to pay the aggregate repurchase price of all the Securities or portions thereof that are to be repurchased as of the Repurchase Date.

     (b) If the Trustee or other paying agent appointed by the Company, or the Company or a Subsidiary or Affiliate of either of them, if such entity is acting as the paying agent, holds cash sufficient to pay the aggregate repurchase price of all the Securities, or portions thereof that are to be repurchased as of the Repurchase Date, on or after the Repurchase Date: (i) the Securities will cease to be outstanding, (ii) interest on the Securities will cease to accrue, and (iii) all

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other rights of the holders of such Securities will terminate, whether or not book-entry transfer of the Securities has been made or the Securities have been delivered to the Trustee or paying agent, other than the right to receive the repurchase price upon delivery of the Securities.

     Section 14.10. SECURITIES REPURCHASED IN PART. Upon presentation of any Security repurchased pursuant to Section 14.05 or 14.06, as the case may be, only in part, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Securityholder thereof, at the expense of the Company, a new Security or Securities, of any authorized denomination, in aggregate principal amount equal to the unrepurchased portion of the Securities presented.

     Section 14.11. REPAYMENT TO THE COMPANY. To the extent that the aggregate amount of cash or money deposited by the Company pursuant to Section 14.05(d) or
Section 14.09, as the case may be, exceeds the aggregate repurchase price of the Securities or portions thereof which the Company is obligated to purchase as of the Designated Event Repurchase Date or the Repurchase Date, as the case may be, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Designated Event Repurchase Date or the Repurchase Date, as the case may be, the Trustee shall return any such excess to the Company together with interest, if any, thereon.

                                   ARTICLE 15
                            CONVERSION OF SECURITIES

     Section 15.01. RIGHT TO CONVERT. (a) Subject to and upon compliance with the provisions of this Indenture, prior to August 15, 2013, the holder of any Security shall have the right, at such Securityholder's option, to convert the principal amount of the Security, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, solely upon the occurrence of one or more events described in Sections 15.01(b), 15.01(c), 15.01(d), 15.01(e) or 15.01(f) below, by surrender of the Security to be so converted in whole or in part, together with any required funds, in the manner provided in Section 15.02.

     Whenever the Securities shall become convertible pursuant to this Section 15.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Securityholders of the event triggering such convertibility and the Company shall also publicly announce such information. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice.

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     A Security in respect of which a Securityholder is electing to exercise its option to require the Company to repurchase such Securityholder's Securities upon a Designated Event pursuant to Section 14.05, or at the option of the Securityholder on the Repurchase Date pursuant to Section 14.06, may be converted only if such Securityholder withdraws its election in accordance with
Section 14.05 or Section 14.06, respectively. A Securityholder is not entitled to any rights of a holder of Common Stock until such Securityholder has converted its Securities into Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock under this
Article 15.

     (b) Commencing after September 30, 2003, Securities may be converted during any fiscal quarter of the Company (and only during such fiscal quarter), if the Closing Sale Price exceeds 120% of the Conversion Price in effect for at least 20 Trading Days in the 30 consecutive Trading Day period ending on the last Trading Day of the immediately preceding fiscal quarter.

     The Company (or the conversion agent appointed by the Company) shall determine on each Trading Day during the 30 consecutive Trading Day period specified in this Section 15.01(b) whether the Closing Sale Price exceeds 120% of the Conversion Price and whether the Securities shall be convertible as a result of the occurrence of the event specified in this Section 15.01(b) and, if the Securities shall be so convertible, the Company shall promptly deliver to the Trustee (or the conversion agent if the Trustee is not the conversion agent) written notice thereof.

     (c) Securities may be converted during the five Business Day period after any five consecutive Trading Day period (the "MEASUREMENT PERIOD") in which the Trading Price per $1,000 principal amount of the Securities for each day of such Measurement Period was less than 98% of the product of the Closing Sale Price and the then current Conversion Rate; PROVIDED that if on the date of any conversion pursuant to this Section 15.01(c) the Closing Sale Price of the Common Stock is greater than the Conversion Price, a holder shall receive, in lieu of Common Stock based on the Conversion Price, cash or Common Stock or a combination of cash and Common Stock, at the Company's option, with a value equal to the principal amount of Securities to be converted plus accrued Interest as of the conversion date (a "PRINCIPAL VALUE CONVERSION").

     If a holder surrenders its Notes for conversion pursuant to this Section 15.01(c) and it is a Principal Value Conversion, the Company will notify the holder by the second Trading Day following the Conversion Date whether it will pay the principal amount plus accrued Interest in cash, Common Stock or a combination of cash and Common Stock, and in what percentage. Any Common Stock delivered upon a Principal Value Conversion will be valued at the greater of (x) the Conversion Price on the conversion date and (y) the Applicable Stock Price as of the conversion date. The Company will pay any portion of the principal amount plus accrued interest to be paid in cash and deliver Common

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Stock with respect to any portion of the principal amount plus accrued and unpaid interest to be paid in Common Stock no later than the Business Day following the Determination of the Applicable Stock Price.

     The Company shall determine whether the Securities may be converted pursuant to this Section 15.01(c) based on Trading Prices provided by the Trustee. The Company shall provide the Trustee with the names of three independent nationally known securities dealers to be used for determining the Trading Price. The Trustee (or other conversion agent appointed by the Company) shall have no obligation to determine the Trading Price under this Section 15.01(c) unless the Company has requested such a determination; and the Company shall have no obligation to make such request unless a Securityholder provides it with reasonable evidence that the Trading Price per $1,000 principal amount of Securities would be less than 98% of the product of the Closing Sale Price and the then current Conversion Rate. If such evidence is provided, the Company shall instruct the Trustee (or other conversion agent) to determine the Trading Price of the Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Securities is greater than or equal to 98% of the product of the Closing Sale Price and the then current Conversion Rate; PROVIDED that, except for the determination of the Trading Prices, the Trustee shall be under no duty or obligation to make the calculations described in this Section 15.01(c) or to determine whether the Securities are convertible pursuant to such section.

     The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to this Section 15.01(c) (including without limitation the calculation or determination of the Conversion Rate, the Closing Sale Price and the Trading Price), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01(c); PROVIDED that nothing herein shall be construed to relieve the Trustee of its duties pursuant to this
Section 15.01(c).

     (d)    If any Securities have been called for redemption pursuant to
Section 14.02, such Securities may be converted, at any time on or after the date the notice of redemption has been given under Section 14.02 until the close of business on the Business Day immediately preceding the redemption date.

     (e) If (1) the Company distributes to all holders of its Common Stock rights or warrants entitling them (for a period expiring within 45 days of the record date for the determination of the stockholders entitled to receive such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the average of the Closing Sale Prices for the ten Trading Days immediately preceding, but not including, the date such distribution is first

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publicly announced by the Company, or (2) the Company distributes to all holders of its Common Stock, assets, debt securities or rights to purchase its securities, where the Fair Market Value of such distribution per share of Common Stock exceeds 5% of the Closing Sale Price on the Trading Day immediately preceding the date such distribution is first publicly announced by the Company, then, in either case, the Securities may be converted at any time on and after the date that the Company gives notice to the Securityholders of such distribution, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, until the earlier of the close of business on the Business Day immediately preceding, the Ex-Dividend Time or the date the Company publicly announces that such distribution will not take place; PROVIDED that Securities may not be converted pursuant to this Section 15.01(e) nor will any adjustment to the Conversion Rate be made pursuant to the transactions described in this Section 15.01(e) if the Securityholder, without conversion of the Security, would participate, on the same basis as a holder of Common Stock, in the distribution as if such Securityholder had converted its Securities into Common Stock prior to the record date for such distribution.

     "EX-DIVIDEND TIME" means, with respect to any distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such distribution.

     (f) If the Company consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets in each case pursuant to which the Common Stock is converted into cash, securities or other property, then the Securities may be converted at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date fifteen (15) days after the consummation of the transaction (or, if such merger, consolidation or share exchange also constitutes a Designated Event, until the corresponding Designated Event Purchase Date). The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the Securityholders and shall be publicly announced by the Company not later than two Business Days prior to such 15th day.

     Section 15.02. EXERCISE OF CONVERSION PRIVILEGE; ISSUANCE OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege with respect to any Security in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of a holder of such Security, the Corporate Trust Office, such Security with the original or facsimile of the form entitled "CONVERSION NOTICE" on the reverse thereof, duly completed and manually signed, together with such Securities duly endorsed for transfer, accompanied by

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the funds, if any, required by this Section 15.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 15.07.

     In order to exercise the conversion privilege with respect to any interest in a Global Security, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Security, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 15.02 and any transfer taxes if required pursuant to Section 15.07.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Securityholder (as if such transfer were a transfer of the Security or Securities (or portion thereof) so converted), the Company shall issue and shall deliver to such Securityholder at the office or agency maintained by the Company for such purpose pursuant to Section 3.02, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security or portion thereof as determined by the Company in accordance with the provisions of this Article 15 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section 15.03. In case any Security of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the Securityholder of the Security so surrendered, without charge to him, a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

     Each conversion shall be deemed to have been effected as to any such Security (or portion thereof) on the date on which the requirements set forth above in this Section 15.02 have been satisfied as to such Security (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; PROVIDED that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Security shall be surrendered.

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     If any Security (or portion thereof) is converted into Common Stock during the period after a record date for the payment of interest to, but excluding, the next succeeding interest payment date and such Security (or portion thereof) has been called for redemption on a redemption date or tendered for repurchase on a repurchase date which occurs during such period, the Company shall pay interest on such interest payment date in respect of any such Security (or portion thereof) to the holder of such Securities registered as such on the applicable record date. Any Security or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day preceding the immediately following interest payment date shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such interest payment date on the principal amount being converted; PROVIDED that no such payment need be made
(1) if the Company has specified a redemption date that is after a record date and on or prior to the next interest payment date, (2) if the Company has specified a repurchase date following a Designated Event that is after a record date and on or prior to the next interest payment date or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Security. Except as provided above in this Section 15.02, no payment or other adjustment shall be made for Interest accrued and unpaid on any Security converted or for dividends on any shares issued upon the conversion of such Security as provided in this Article 15.

     Upon the conversion of an interest in a Global Security, the Trustee (or other conversion agent appointed by the Company), or the Custodian at the direction of the Trustee (or other conversion agent appointed by the Company), shall make a notation on such Global Security as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Securities effected through any conversion agent other than the Trustee.

     Upon the conversion of a Security, that portion of the accrued but unpaid Interest, with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any in lieu of fractional shares) in exchange for the Security being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Security, the accrued but unpaid Interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Security being converted pursuant to the provisions hereof.

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     Section 15.03. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Securityholder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Security or Securities, the Company shall make an adjustment and payment therefor in cash at the current market price thereof to the Securityholder. The current market price of a share of Common Stock shall be the Closing Sale Price on the last Trading Day immediately preceding the day on which the Securities (or specified portions thereof) are deemed to have been converted.

     Section 15.04. CONVERSION RATE. Each $1,000 principal amount of the Securities shall be convertible into the number of shares of Common Stock specified in the form of Security (herein called the "CONVERSION RATE") attached as Exhibit A hereto, subject to adjustment as provided in this Article 15.

     Section 15.05. ADJUSTMENT OF CONVERSION RATE. The Conversion Rate shall be adjusted from time to time by the Company as follows:

     (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction:

              (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

              (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type

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described in this Section 15.05(a) is declared but not so paid or made, the
Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

     (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Company, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction:

              (i) the numerator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

              (ii) the denominator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Company.

     Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the stockholders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common

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

Stock for the 10 Trading Days immediately preceding the date such distribution is first publicly announced by the Company, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

     (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 15.05(b), and excluding any dividend or distribution (x) paid in cash or (y) referred to in Section 15.05(a) (any of the foregoing hereinafter in this Section 15.05(d)) called the "DISTRIBUTED SECURITIES")), then, in each such case (unless the Company elects to reserve such Distributed Securities for distribution to the Securityholders upon the conversion of the Securities so that any such Securityholder converting Securities will receive upon such conversion, in addition to the shares of Common Stock to which such Securityholder is entitled, the amount and kind of such Distributed Securities which such Securityholder would have received if such Securityholder had converted its Securities into Common Stock immediately prior to the Record Date for such distribution of the Securities) the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

              (i) the numerator of which shall be the Current Market Price on such Record Date; and

              (ii) the denominator of which shall be the Current Market Price on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock,

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such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED that if the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Securityholder shall have the right to receive upon conversion the amount of Distributed Securities such Securityholder would have received had such Securityholder converted each Security on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.05(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

Notwithstanding the foregoing, if the Distributed Securities distributed by the Company to all holders of its Common Stock consist of capital stock of, or similar equity interests in, a Subsidiary or other business unit, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

              (i) the numerator of which shall be the sum of (A) the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on the Nasdaq National Market or such other national or regional exchange or market on which such securities are then listed or quoted (the "EX-DIVIDEND DATE") plus (B) the fair market value of the Distributed Securities distributed in respect of each share of Common Stock for which this Section 15.05(d) applies and shall equal the number of Distributed Securities distributed in respect of each share of Common Stock multiplied by the average of the closing sale prices of those Distributed Securities distributed for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

              (ii) the denominator of which shall be the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED that the Company may in lieu of

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

the foregoing adjustment make adequate provision so that each Securityholder shall have the right to receive upon conversion the amount of Distributed Securities such Securityholder would have received had such Securityholder converted each Security on the Record Date with respect to such distribution.

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 15.05 (and no adjustment to the Conversion Rate under this Section 15.05 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 15.05(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 15.05 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

     No adjustment of the Conversion Rate shall be made pursuant to this Section 15.05(d) in respect of rights or warrants distributed or deemed distributed on any Trigger Event to the extent that such rights or warrants are actually distributed, or reserved by the Company for distribution to Securityholders upon conversion by such Securityholders of Securities to Common Stock.

     For purposes of this Section 15.05(d) and Section 15.05(a) and (b), any dividend or distribution to which this Section 15.05(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 15.05(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 15.05(a) and 15.05(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 15.05(a) and 15.05(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.05(a).

     (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash distribution to the extent the aggregate cash distributed per share of Common Stock in any twelve month period does not exceed $0.01), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

              (i) the numerator of which shall be the Current Market Price on such record date; and

              (ii) the denominator of which shall be the Current Market Price on such record date less the amount of cash so distributed (including only the amount of cash distributed in excess of the threshold set forth above) applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the record date; PROVIDED that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Securityholder shall have the right to receive upon conversion the amount of cash such Securityholder would have received had such Securityholder converted each Security on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such

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

dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 15.05(e), such adjustment shall be based upon the amount by which such distribution exceeds the amount permitted to be excluded pursuant hereto.

     (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

              (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

              (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

     (g) In case of a tender or exchange offer made by a Person other than the Company or any Subsidiary for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the

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

Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "OFFER EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction

              (i) the numerator of which shall be the sum of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "ACCEPTED PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, and

              (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. If such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.05(g) shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any consolidation or merger with or into any other Person or Persons, or sale, conveyance, transfer or lease of the property and assets of the Company substantially as an entirety to any other Person or Persons.

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

     (h) For purposes of this Section 15.05, the following terms shall have the meaning indicated:

              (i) "CURRENT MARKET PRICE" shall mean the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Company commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "EX" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "EX" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

     If another issuance, distribution, subdivision or combination to which
     Section 15.05 applies occurs during the period applicable for calculating "CURRENT MARKET PRICE" pursuant to the definition in the preceding paragraph, "CURRENT MARKET PRICE" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period.

              (ii) "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

              (iii) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

              (iv) "TRADING DAY" shall mean (x) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the American Stock Exchange, New York Stock Exchange or another national securities exchange, a day on which the American Stock

     Exchange, New York Stock Exchange or another national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (i) The Company may make such increases in the Conversion Rate, in addition to those required by Section 15.05(a), (b), (c), (d), (e), (f) or
(g)as the Board of Directors considers to be advisable to avoid or diminish any income tax to Securityholders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Securities a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

     (j) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; PROVIDED that any adjustments that by reason of this Section 15.05(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 15 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on any cash into which the Securities are convertible.

     (k) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Security at his last address appearing on the Security Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

     (l) In any case in which this Section 15.05 provides that an adjustment shall become effective immediately after (1) a record date or Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 15.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 15.05(b), (4) the Expiration Time for any tender or exchange offer pursuant to Section 15.05(f) or (5) the Offer Expiration Time for any tender or exchange pursuant to Section 15.05(g), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Security converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such Securityholder any amount in cash in lieu of any fraction pursuant to Section 15.03. For purposes of this Section 15.05(l), the term "ADJUSTMENT EVENT" shall mean:

              (i) in any case referred to in clause (1) hereof, the occurrence of such event,

              (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made,

              (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants, and

              (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

              (v) in the case referred to in clause (5) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

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

     (m) For purposes of this Section 15.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     Section 15.06. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.05(c) applies), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (PROVIDED that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 15.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Securityholder, at its address appearing on the Security Register provided for in Section 2.05 of this Indenture, within twenty
(20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 15.06 applies to any event or occurrence, Section 15.05 shall not apply.

     Section 15.07. TAXES ON SHARES ISSUED. The issue of stock certificates on conversions of Securities shall be made without charge to the converting Securityholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 15.08. RESERVATION OF SHARES, SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

     Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

     The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

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     The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

     The Company further covenants that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Security; PROVIDED that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Securities into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Securities in accordance with the requirements of such exchange or automated quotation system at such time.

     Section 15.09. RESPONSIBILITY OF TRUSTEE. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any Securityholder to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Securityholders upon the conversion of their Securities after any event referred to in such Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 6.01, may accept as conclusive evidence of the correctness of any such

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provisions, and shall be protected in relying upon, any Officers' Certificate
(which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     Section 15.10. NOTICE TO SECURITYHOLDERS PRIOR TO CERTAIN ACTIONS. In case:

     (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.05; or

     (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

     (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Securityholder at his address appearing on the Security Register provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     Section 15.11. SHAREHOLDER RIGHTS PLANS. Each share of Common Stock issued upon conversion of Securities pursuant to this Article 15 shall be entitled to receive the appropriate number of rights, if any, and the certificates representing

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the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights plan adopted by the Company, as the same may be amended from time to time. If at the time of conversion, however, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable shareholder rights agreement so that the Securityholders would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Securities, the conversion rate will be adjusted as if the Company distributed to all holders of Common Stock shares of the Company's capital stock, evidences of indebtedness or assets (including securities but excluding rights or warrants to purchase Common Stock issued to all holders of Common Stock, Common Stock issued as a dividend or distribution on Common Stock and cash distributions), subject to readjustment in the event of the expiration, termination or redemption of the rights.

     Section 15.12. TRANSFER RESTRICTIONS. (a) Shares of Common Stock issued upon conversion of Restricted Securities (all shares of Common Stock issued in exchange therefor or substitution thereof) shall be represented by certificates bearing the Restricted Securities Legend and shall be subject to the restrictions or transfer set forth in the Restricted Securities Legend.

     (b) Any Common Stock as to which such restrictions on transfer as to which the conditions for removal of the Restricted Securities Legend have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the Restricted Securities Legend.

                                   Article 16
                           SUBORDINATION OF SECURITIES

     Section 16.01. AGREEMENT OF SUBORDINATION. The Company covenants and agrees, and each holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 16, and each Person holding any Securities, whether upon original issue or upon registration of transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of, and Interest on all Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Section 14.02 or submitted for repurchase in

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accordance with Section 14.05 or Section 14.06, as the case may be, as provided in this Indenture or any other payment payable in respect of Securities pursuant to the provisions of this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article 16 shall prevent the occurrence of any default or Event of Default hereunder or have any effect on the rights of the holders of the Securities or the Trustee to accelerate the maturity of the Securities.

     Section 16.02. NO PAYMENTS TO SECURITYHOLDERS UPON DEFAULTS RELATING TO DESIGNATED SENIOR INDEBTEDNESS. (a) No payment shall be made with respect to the principal of, or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities to be called for redemption in accordance with Section 14.02 or submitted for repurchase in accordance with
Section 14.05 or 14.06, as the case may be, as provided in this Indenture or any other payment payable in respect of Securities pursuant to the provisions of this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 16.09, if:

              (i) a default in the payment of principal (including any letter of credit reimbursement obligations), premium, if any, interest, rent or other obligations in respect of Designated Senior Indebtedness occurs and is continuing (or, in the case of Designated Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Designated Senior Indebtedness) (a "PAYMENT DEFAULT"); or

              (ii) a default, other than a Payment Default, on any Designated Senior Indebtedness occurs and is continuing that permits holders of such Designated Senior Indebtedness to accelerate its maturity without further notice (except such notice as may be required to effect such acceleration) (or in the case of any lease that is Designated Senior Indebtedness, a default occurs and is continuing that permits the lessor to either terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder) and the Trustee receives a notice of the default (a "PAYMENT BLOCKAGE NOTICE") from a holder of Designated Senior Indebtedness or a Representative of Designated Senior Indebtedness (a "NON-PAYMENT DEFAULT").

     If the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section 16.02 unless and until at least 365 days shall have

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elapsed since the initial effectiveness of the immediately prior Payment
Blockage Notice. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

     (b) The Company may and shall resume payments on and distributions in respect of the Securities (including, but not limited to, the redemption price with respect to the Securities to be redeemed):

              (1) in the case of a Payment Default, the date upon which any such Payment Default is cured or waived or ceases to exist, or

              (2) in the case of a Non-Payment Default, the earlier of (a) the date upon which such default is cured or waived or ceases to exist or (b) 179 days after the applicable Payment Blockage Notice is received by the Trustee if the maturity of such Designated Senior Indebtedness has not been accelerated and there is no Payment Default (or in the case of any lease, 179 days after notice is received if the Company and the Trustee have not received notice that the lessor under such lease has exercised its right to terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder and there is no Payment Default), unless this Article 16 otherwise prohibits the payment or distribution at the time of such payment or distribution.

     Section 16.03. PAYMENTS OVER TO SENIOR INDEBTEDNESS UPON DISSOLUTION. Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment is made on account of the principal of or Interest on the Securities (except payments made pursuant to Article 11 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization), and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other similar proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Securities or the Trustee would be entitled, except for the provisions of this Article 16, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior

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Indebtedness (pro rata to such holders on the basis of the respective amounts of
Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their Representative or Representatives, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Securities or to the Trustee.

     For purposes of this Article 16, the words, "CASH, PROPERTY OR SECURITIES" shall not be deemed to include shares of Common Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 16 with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; PROVIDED that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 10 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 16.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 10.

     Section 16.04. PRIOR PAYMENT OF SENIOR INDEBTEDNESS UPON ACCELERATION OF SECURITIES. If the maturity of the Securities has been accelerated because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Securities in respect of the principal of or interest on the Securities (including, but not limited to, the redemption price with respect to the Securities called for redemption in accordance with Section 14.02 or the repurchase price with respect to the Securities submitted for repurchase in accordance with Section 14.05 or Section 14.06 as the case may be, as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 16.09, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company or, at the Company's request and expense, the Trustee shall promptly notify holders of Senior Indebtedness of the acceleration.

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     Section 16.05. PAYMENT OVER TO SENIOR INDEBTEDNESS. If, notwithstanding
Sections 16.02, 16.03 or 16.04, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by
Section 16.02, 16.03 or 16.04 shall be received by the Trustee or the holders of the Securities before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, to the extent that the Trustee or any holder of the Securities has acquired notice, by whatever means, that all Senior Indebtedness has not been paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to the payment of any Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Nothing in Section 16.02, 16.03, 16.04 or this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

     Section 16.06. SUBROGATION OF SECURITIES. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 16 (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to other Indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal and interest on the Securities shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article 16 and no payment pursuant to the provisions of this Article 16, to or for the benefit of the holders of Senior Indebtedness by holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Securities pursuant to the subrogation provisions of this
Article 16, which would otherwise have been paid to the holders of Senior Indebtedness, shall, as among the Company and its

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creditors other than the holders of Securities, be deemed to be a payment by the
Company to or for the account of the Securities. It is understood that the provisions of this Article 16 are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Section 16.07. PAYMENT OBLIGATIONS UNCONDITIONAL. Nothing contained in this
Article 16 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or, subject to Section 5.04, the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 16 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Section 16.08. AUTHORIZATION TO EFFECT SUBORDINATION. Each holder of a Security by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 16 and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the third paragraph of Section
5.02 hereof at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Securities.

     Section 16.09. NOTICE TO TRUSTEE. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Securities pursuant to the provisions of this Article
16. Notwithstanding the provisions of this Article 16 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this
Article 16, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness, and before the receipt of any such written notice, the Trustee,

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subject to the provisions of Section 6.01, shall be entitled in all respects to assume that no such facts exist; PROVIDED that if on a date not less than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 16.09, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to apply monies received to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date.

     Notwithstanding anything in this Article 16 to the contrary, nothing shall prevent any payment by the Trustee to the Securityholders of monies deposited with it pursuant to Section 11.01, if a Responsible Officer of the Trustee shall not have received written notice at the Corporate Trust Office on or before one Business Day prior to the date such payment is due that such payment is not permitted under Section 16.01 or 16.02.

     The Trustee, subject to the provisions of Section 6.01, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. The Trustee shall not be required to make any payment or distribution to or on behalf of a holder of Senior Indebtedness pursuant to this
Article 16 unless it has received satisfactory evidence as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 16.

     Section 16.10. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this
Article 16 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Article 16 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 16, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 6.01, the Trustee shall not be liable to any holder of Senior Indebtedness (i) for any failure to make any payments or distributions to such holder or (ii) if it shall pay

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over or deliver money to holders of Securities, the Company or any other Person in compliance with this Article 16.

     Section 16.11. NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. Senior Indebtedness may be created, renewed or extended and holders of Senior Indebtedness may exercise any rights under any instrument creating or evidencing such Senior Indebtedness, including, without limitation, any waiver of default thereunder, without any notice to or consent from the holders of the Securities or the Trustee. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of the Senior Indebtedness or any terms or conditions of any instrument creating or evidencing such Senior Indebtedness shall in any way alter or affect any of the provisions of this
Article 16 or the subordination of the Securities provided thereby.

     Section 16.12. CERTAIN CONVERSIONS NOT DEEMED PAYMENT. For the purposes of this Article 16 only, (1) the issuance and delivery of Junior Securities upon conversion of Securities in accordance with Article 15 and (2) the payment, issuance or delivery of cash, property or securities upon conversion of a Security as a result of any transaction specified in Section 15.06 shall not be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase or other acquisition of Securities. For the purposes of this Section 16.12, the term "JUNIOR SECURITIES" means (a) Common Stock of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article 16. Nothing contained in this
Article 16 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Securityholders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 15.

     Section 16.13. SUBORDINATION APPLICABLE TO PAYING AGENTS. If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article 16 shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 16 in addition to or in

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place of the Trustee; PROVIDED that the first paragraph of Section 16.09 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

     The Trustee shall not be responsible for the actions or inactions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

     Section 16.14. SENIOR INDEBTEDNESS ENTITLED TO RELY. The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon the provisions of this Article 16, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

     Section 16.15. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article 16, the Trustee and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 16.

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     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                     ANDREW CORPORATION


                                     By:   /s/ M. Jeffrey Gittelman
                                          ------------------------------------
                                           Name:   M. Jeffrey Gittelman
                                           Title:  Vice President & Treasurer

                                     BNY MIDWEST TRUST COMPANY,
                                       as Trustee


                                     By:   /s/ J. Bartolini
                                          ------------------------------------
                                           Name:   J. Bartolini
                                           Title:  Vice President

                                                                       EXHIBIT A

[Include the following legend only for Global Securities]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include the following legend only for Securities that are Restricted
Securities]

[THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OF THIS SECURITY, OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR
(D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (3) PRIOR TO SUCH TRANSFER (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), IT WILL FURNISH TO THE ISSUER OF, AND THE TRANSFER AGENT

FOR, THIS SECURITY, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR UPON EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). THE ISSUER AND THE TRANSFER AGENT FOR THIS SECURITY SHALL NOT REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTION.]

                               ANDREW CORPORATION

                  3 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2013

                                                              CUSIP: 034425 AA 6

No. __                                                                         $

     Andrew Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to__________ or its registered assigns, [the principal sum of _________ DOLLARS](1) [the principal sum set forth on Schedule I hereto](2) on August 15, 2013 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 15 and August 15 of each year, commencing February 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 3 1/4%, from the February 15 or August 15, as the case may be, next preceding the date of this Security to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from August 8, 2003, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any February 1 or August 1, as the case may be, and before the following February 15 or August 15, this Security shall bear interest from such February 15 or August 15; PROVIDED that if the Company shall default in the payment of interest due on such February 15 or August 15, then this Security shall bear interest from the next preceding February 15 or August 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Security, from August 8, 2003. Except as otherwise provided in the Indenture, the Interest payable on the Security pursuant to the Indenture on any February 15 or August 15 will be paid to the Person entitled thereto as it appears in the Security Register at the close of business on the record date, which shall be the February 1 or August 1 (whether or not a Business Day) next preceding such February 15 or August 15, as provided in the Indenture; PROVIDED that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest (i) on any

----------
     (1) Include for definitive Securities.

     (2) Include for Global Security.

Securities in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Security Register (PROVIDED that the Securityholders with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such Securityholders, be paid by wire transfer of immediately available funds) or (ii) on any Global Security by wire transfer of immediately available funds to the account of the Depositary or its nominee.

     The Company promises to pay interest on overdue principal, and (to the extent that payment of such interest is enforceable under applicable law) Interest at the rate of 4 1/4% per annum.

     Reference is made to the further provisions of this Security set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and Interest on the Securities to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and provisions giving the Securityholder the right to convert this Security into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

     This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                                        ANDREW CORPORATION


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


Attest:
By:
     ---------------------------------
     Name:
     Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities described in the within-named Indenture.

BNY MIDWEST TRUST COMPANY, as Trustee

By:
    ---------------------------------
      Authorized Signatory

Dated:

                               REVERSE OF SECURITY

                               ANDREW CORPORATION

                  3 1/4% CONVERTIBLE SUBORDINATED NOTE DUE 2013

     This Security is one of a duly authorized issue of securities of the Company, designated as its 3 1/4% Convertible Subordinated Notes Due 2013 (herein called the "SECURITIES"), limited in aggregate principal amount to $240,000,000, issued and to be issued under and pursuant to an Indenture dated as of August 8, 2003 (herein called the "INDENTURE"), between the Company and BNY Midwest Trust Company, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Securityholders of the Securities.

     In case an Event of Default shall have occurred and be continuing, the principal of and accrued and unpaid Interest on all Securities may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Securityholders; PROVIDED that no such supplemental indenture shall (i) extend the fixed maturity of any Security, or reduce the rate or extend the time of payment of Interest thereon, or reduce the principal amount thereof or reduce any amount payable upon redemption or repurchase thereof, or change the obligation of the Company to redeem any Security on a redemption date in a manner adverse to the Securityholders, or change the obligation of the Company to repurchase any Security at the option of a Securityholder on a Repurchase Date in a manner adverse to the Securityholders, or change the obligation of the Company to repurchase any Security upon the happening of a Designated Event in a manner adverse to the Securityholders, or impair the right of any Securityholder to institute suit for the payment thereof, or make the principal thereof or Interest payable in any coin or currency other than that provided in the Securities, or impair the right to convert the Securities into Common Stock or reduce the number of shares of Common Stock or any other property receivable by a Securityholder upon conversion subject to the terms set forth in the Indenture, including Section
15.06 thereof, or modify the provisions of the Indenture with respect to the subordination of Securities in a manner adverse to the Securityholders in any material respect, in each case, without the consent of the holder of each Security so affected, or modify any of the provisions of
Section 9.02 or Section 5.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Security so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 3.01 thereof, or reduce the quorum or voting requirements set forth in Article 8 or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default under the Indenture and its consequences except
(A) a default in the payment of Interest, or the principal of, any of the Securities, (B) a failure by the Company to convert any Securities into Common Stock of the Company, (C) a default in the payment of the redemption price pursuant to Article 14 of the Indenture, (D) a default in the payment of the repurchase price pursuant to Article 14 of the Indenture, or (E) a default in respect of a covenant or provisions of the Indenture which under Article 9 of the Indenture cannot be modified or amended without the consent of the holders of each or all Securities then outstanding or affected thereby. Any such consent or waiver by the Securityholder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Securityholder and upon all future Securityholders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

     The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

     Subject to the subordination provisions of the Indenture, no reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and Interest on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

     The Securities are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Securities, Securities may be exchanged for a like aggregate principal amount of Securities of any other authorized denominations.

     At any time on or after August 20, 2008 and prior to maturity, the Securities may be redeemed at the option of the Company, in whole or in part, in multiples of $1,000 principal amount, upon mailing a notice of such redemption not less than 30 days but not more than 60 days before the redemption date to the Securityholders at their last registered addresses, all as provided in the Indenture, at a redemption price equal to 100% of the principal amount of Securities being redeemed and accrued and unpaid Interest, to, but excluding, the redemption date; PROVIDED that if the redemption date falls after a record date and on or prior the corresponding interest payment date, then the Interest payable on such interest payment date shall be paid to the holders of record of such Securities on the applicable record date instead of the holders surrendering such Securities for redemption on such date.

     The Company may not give notice of any redemption of the Securities if a default in the payment of Interest on the Securities has occurred and is continuing.

     The Securities are not subject to redemption through the operation of any sinking fund.

     If a Designated Event occurs at any time prior to maturity of the Securities, the Company shall become obligated to purchase, at the option of the Securityholder, all or any portion of the Securities held by such Securityholder, on a date specified by the Company not less than twenty (20) and not more than thirty-five (35) business days after notice thereof at a repurchase price of 100% of the principal amount, plus any accrued and unpaid Interest, on such Security up to, but excluding, the Designated Event Repurchase Date; PROVIDED that if the repurchase date falls after a record date and on or prior the corresponding interest payment date, then the Interest payable on such interest payment date shall be paid to the holders of record of such Securities on the applicable record date instead of the holders surrendering such Securities for repurchase on such date. The Securities will be subject to repurchase in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Securities a notice of the occurrence of a Designated Event and of the repurchase right arising as a result thereof on or before the 15th day after the occurrence of such Designated Event. To exercise such right, a Securityholder shall deliver to the Company such Security with the form entitled "DESIGNATED EVENT REPURCHASE NOTICE" on the reverse thereof duly completed, together with the Security, duly endorsed for transfer, at any time prior to the close of business on the Designated Event Repurchase Date, and shall deliver the Securities to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

     Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Securityholder, all or any portion of the Securities held by such Securityholder on August 15, 2008 in multiples of $1,000 principal amount at a repurchase price of 100% of the principal amount, plus any accrued and unpaid Interest, on such Security up to August 15, 2008. To exercise such right, a Securityholder shall deliver to the Company such Security with the form entitled "REPURCHASE NOTICE" on the reverse thereof duly completed, together with the Security, duly endorsed for transfer, at any time from the opening of business on the date that is 20 Business Days prior to August 15, 2008 until the close of business on August 15, 2008, and shall deliver the Securities to the Trustee (or other paying agent appointed by the Company) as set forth in the Indenture.

     Securityholders have the right to withdraw any Designated Event Repurchase Notice or the Repurchase Notice, as the case may be, by delivering to the Trustee (or other paying agent appointed by the Company) a written notice of withdrawal up to the close of business on the Designated Event Repurchase Date or the Repurchase Date, as the case may be, all as provided in the Indenture.

     If money or cash, sufficient to pay the repurchase price of all Securities or portions thereof to be purchased as of the Designated Event Repurchase Date or the Repurchase Date, as the case may be, is deposited with the Trustee (or other paying agent appointed by the Company), on the Business Day following the Designated Event Repurchase Date or the Repurchase Date, as the case may be, interest will cease to accrue on such Securities (or portions thereof) immediately after such Repurchase Date, and the holder thereof shall have no other rights as such other than the right to receive the repurchase price upon surrender of such Security.

     Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the final maturity date of the Securities, the Securityholder hereof has the right, at its option, to convert each $1,000 principal amount of the Securities into 73.0482 shares of the Company's Common Stock (a conversion price of approximately $13.69 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Security with the form entitled "CONVERSION NOTICE" on the reverse thereof duly completed, to the

Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, or at the option of such Securityholder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Security, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the Securityholder or by his duly authorized attorney. The Company will notify the Securityholder thereof of any event triggering the right to convert the Securities as specified above in accordance with the Indenture.

     No adjustment in respect of Interest on any Security converted or dividends on any shares issued upon conversion of such Security will be made upon any conversion except as set forth in the next sentence. If this Security (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the immediately following interest payment date, this Security (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the Interest otherwise payable on such interest payment date on the principal amount being converted; PROVIDED that no such payment shall be required (1) if the Company has specified a redemption date that is after a record date and prior to the next interest payment date,
(2) if the Company has specified a repurchase date following a Designated Event that is during such period or (3) to the extent of any overdue Interest, if any overdue Interest exists at the time of conversion with respect to such Security.

     No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Security for conversion.

     A Security in respect of which a Securityholder is exercising its right to require repurchase upon a Designated Event or repurchase on a Repurchase Date may be converted only if such Securityholder withdraws its election to exercise either such right in accordance with the terms of the Indenture.

     Any Securities called for redemption, unless surrendered for conversion by the Securityholders thereof on or before the close of business on the Business Day preceding the redemption date, may be deemed to be redeemed from the holders of such Securities for an amount equal to the applicable redemption price, together with accrued but unpaid Interest to, but excluding, the date fixed for redemption, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Securities from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Securities as aforesaid to the Trustee in trust for the Securityholders.

     Upon due presentment for registration of transfer of this Security at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Security or Securities of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

     The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Security Registrar may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Security Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor other conversion agent nor any Security Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Security.

     No recourse for the payment of the principal of or Interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Terms used in this Security and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common             UNIF GIFT MIN ACT -___ Custodian ___
TEN ENT -  as tenant by the entireties      (Cust)   (Minor)
JT TEN -   as joint tenants with right of   under Uniform Gifts to Minors Act
           survivorship and not as
           tenants in common                ____________________________
                                                    (State)

     Additional abbreviations may also be used though not in the above list.

                                CONVERSION NOTICE

TO:  ANDREW CORPORATION
     BNY MIDWEST TRUST COMPANY

     The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Andrew Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest, accompanies this Security.

Dated:
      ----------------------

                                         ------------------------------


                                         ------------------------------
                                         Signature(s)


                                         Signature(s) must be guaranteed by an
                                         "ELIGIBLE GUARANTOR INSTITUTION"
                                         meeting the requirements of the
                                         Security Registrar, which requirements
                                         include membership or participation in
                                         the Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "SIGNATURE GUARANTEE PROGRAM" as may be
                                         determined by the Security Registrar in
                                         addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.


                                         ------------------------------
                                         Signature Guarantee

     Fill in the registration of shares of Common Stock if to be issued, and Securities if to be delivered, other than to and in the name of the registered holder:

--------------------------
(Name)


------------------------------
(Street Address)


------------------------------
(City, State and Zip Code)


------------------------------
Please print name and address

Principal amount to be converted
(if less than all):

$-----------------------------

Social Security or Other Taxpayer
 Identification Number:


------------------------------

                       DESIGNATED EVENT REPURCHASE NOTICE

TO:  ANDREW CORPORATION
     BNY MIDWEST TRUST COMPANY

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Andrew Corporation (the "COMPANY") regarding the right of Securityholders to elect to require the Company to repurchase the Securities upon the occurrence of a Designated Event with respect to the Company and requests and instructs the Company to repurchase this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms and conditions of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid Interest to, but excluding, the Designated Event Repurchase Date, to the registered Securityholder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Principal amount to be repurchased (if less than all):

     Social Security or Other Taxpayer Identification Number:

                                REPURCHASE NOTICE

TO:  ANDREW CORPORATION
     BNY MIDWEST TRUST COMPANY

The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Andrew Corporation (the "COMPANY") regarding the right of Securityholders to elect to require the Company to repurchase the Securities and requests and instructs the Company to repurchase this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms and conditions of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued and unpaid Interest to, but excluding, the Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

     Dated:

     Signature(s):

     NOTICE: The above signatures of the Securityholder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

     Security Certificate Number (if applicable):

     Principal amount to be repurchased (if less than all):

     Social Security or Other Taxpayer Identification Number:

                                   ASSIGNMENT

     For value received ______________________________hereby sell(s) assign(s) and transfer(s) unto ___________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints
______________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the Security prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities
Act), the undersigned confirms that such Security is being transferred:

     / /  To Andrew Corporation or a subsidiary thereof; or

     / / To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     / / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     / / Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Security has been transferred to Andrew Corporation or a subsidiary thereof, the undersigned confirms that such Security is not being transferred to an "AFFILIATE" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

     UNLESS ONE OF THE BOXES IS CHECKED, THE TRUSTEE WILL REFUSE TO REGISTER ANY OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER THEREOF.

Dated:
      ----------------------


                                               ------------------------------

                                               ------------------------------
                                               Signature(s)

                                               Signature(s) must be guaranteed
                                               by an "ELIGIBLE GUARANTOR
                                               INSTITUTION" meeting the
                                               requirements of the Security
                                               Registrar, which requirements
                                               include membership or
                                               participation in the Security
                                               Transfer Agent Medallion Program
                                               ("STAMP") or such other
                                               "SIGNATURE GUARANTEE PROGRAM" as
                                               may be determined by the Security
                                               Registrar in addition to, or in
                                               substitution for, STAMP, all in
                                               accordance with the Securities
                                               Exchange Act of 1934, as amended.

                                               ------------------------------
                                               Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Designated Event Repurchase Notice, the Repurchase Notice or the Assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

                                                                   Schedule I(3)


                               ANDREW CORPORATION
                3 1/4% Convertible Subordinated Security Due 2013

No.  _______


                                         Notation Explaining Principal         Authorized Signature
Date      Principal Amount               Amount Recorded                       of Trustee or
                                                                               Custodian







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     (3) Include for Global Securities only.